SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

CLEVELAND-CLIFFS INC
(Name Of Registrant As Specified In Its Charter)

Not Applicable
(Name Of Person(s) Filing Proxy Statement, If Other Than The Registrant)

Payment of filing fee (check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-II(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 3, 2008

TO THE SHAREHOLDERS OF CLEVELAND-CLIFFS:

On August 14, 2008, Harbinger Capital Partners Master Fund I, Ltd. (the “Master Fund”) and Harbinger Capital Partners Special Situations Fund, L.P. (the “Special Fund”, and together with the Master Fund, “Harbinger”) delivered an “acquiring person statement” (the “Acquiring Person Statement”) to Cleveland-Cliffs Inc (“Cleveland-Cliffs”). Based on the delivery of the Acquiring Person Statement, Cleveland-Cliffs is required under Ohio law to convene a special meeting of shareholders to consider the proposal contained in the Acquiring Person Statement.

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of Cleveland-Cliffs will be held at The Mayfield Sand Ridge Club located at 1545 Sheridan Road, South Euclid, Ohio 44121 on Friday, October 3, 2008, at 10:00 a.m. local time for the sole purpose of considering, and voting on whether to authorize pursuant to Section 1701.831 of the Ohio Revised Code, the acquisition (the “Control Share Acquisition”) of Cleveland-Cliffs common shares by Harbinger pursuant to the Acquiring Person Statement.

THE BOARD OF DIRECTORS OF CLEVELAND-CLIFFS HAS DETERMINED THAT THE CONTROL SHARE ACQUISITION IS NOT IN THE BEST INTERESTS OF CLEVELAND-CLIFFS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT CLEVELAND-CLIFFS SHAREHOLDERS VOTE AGAINST THE AUTHORIZATION OF THE CONTROL SHARE ACQUISITION.

Only shareholders of record at the close of business on September 2, 2008 (the “Record Date”), are entitled to notice of, and to vote at, the Cleveland-Cliffs Special Meeting. Authorization of the Control Share Acquisition at the Special Meeting requires the affirmative vote of (1) the holders of a majority of the voting power entitled to vote in the election of Cleveland-Cliffs directors represented at the Special Meeting in person or by proxy, and (2) the holders of a majority of the voting power entitled to vote in the election of Cleveland-Cliffs directors represented at the Special Meeting in person or by proxy, excluding any shares which are “Interested Shares” as defined in the Ohio Revised Code. Under the Ohio Revised Code, “Interested Shares” with respect to Cleveland-Cliffs voting shares include, among other things, shares held by Harbinger, by any officer of Cleveland-Cliffs elected or appointed by Cleveland-Cliffs’ board of directors, or by any employee of Cleveland-Cliffs who is a director of Cleveland-Cliffs, and shares acquired between the date of the public disclosure of the proposed acquisition on August 14, 2008 and the Record Date if the aggregate purchase prices of such Cleveland-Cliffs voting shares exceeds $250,000 or one-half of one percent of the outstanding shares of Cleveland-Cliffs entitled to vote in the election of directors.

The accompanying Proxy Statement contains information relating to the Special Meeting and provides you with a summary of the sections of the Ohio Revised Code relating to shareholder approval of the Control Share Acquisition, as well as additional information about the parties involved. Harbinger’s Acquiring Person Statement is attached as Exhibit A to the Proxy Statement.

By order of the board of directors,

George W. Hawk, Jr.
General Counsel and Secretary

September 8, 2008

To assure your representation at the Special Meeting, please complete, sign, and promptly return the enclosed WHITE proxy card in the envelope provided TODAY, whether or not you expect to be present at the Special Meeting. As explained in the attached Proxy Statement, Cleveland-Cliffs shareholders should also complete the certification set forth on the WHITE proxy card for each proxy card you return. Cleveland-Cliffs shares represented by a proxy card without a completed certification will be presumed to be Interested Shares (as defined in the attached Proxy Statement) that are ineligible to vote in connection with the Second Majority Approval as described in the attached Proxy Statement. If you attend the Special Meeting and are a record holder or hold your shares in “street” name and have a “legal proxy” from your bank, broker or other nominee, you may vote your shares in person.

The Cleveland-Cliffs board of directors urges you NOT to sign or return any proxy card sent to you by Harbinger. Even if you have previously signed a proxy card sent by Harbinger, you have every right to change your vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Shareholders should also complete the certification for any later-dated proxy card returned. Only the latest dated proxy card you vote will be counted. We urge you to simply disregard any proxy card sent to you by Harbinger or its affiliates.

PROXY STATEMENT
OF
CLEVELAND-CLIFFS INC

For the Special Meeting of Shareholders
Under Section 1701.831 of the Ohio Revised Code

To Be Held on October 3, 2008

This Proxy Statement is being furnished by Cleveland-Cliffs Inc, a corporation organized and existing under the laws of Ohio (“Cleveland-Cliffs”), in connection with the solicitation by Cleveland-Cliffs of proxies for the purposes described in this Proxy Statement at the Special Meeting of shareholders to be held on October 3, 2008, and at any and all adjournments or postponements thereof (the “Special Meeting”). This Proxy Statement and the accompanying WHITE proxy card are expected to be mailed to Cleveland-Cliffs’ shareholders on or about September 9, 2008.

The Special Meeting will be held at The Mayfield Sand Ridge Club located at 1545 Sheridan Road, South Euclid, Ohio 44121 on, Friday, October 3, 2008, at 10:00 a.m. local time. The Cleveland-Cliffs board of directors has fixed the close of business on September 2, 2008 as the record date for determining shareholders entitled to notice of and to vote at the meeting (the “Record Date”).

PURPOSE OF SPECIAL MEETING

The sole purpose of the Special Meeting is to consider and vote on whether to authorize, pursuant to the Control Share Acquisition Statute set forth in Section 1701.831 of the Ohio Revised Code (the “Ohio Control Share Acquisition Statute”), the acquisition of more than one-fifth but less than one-third of the outstanding common shares of Cleveland-Cliffs by Harbinger Capital Partners Master Fund I, Ltd. (the “Master Fund”) and Harbinger Capital Partners Special Situations Fund, L.P. (the “Special Fund”, and together with the Master Fund, “Harbinger”) pursuant to the Acquiring Person Statement (the “Control Share Acquisition”). Harbinger’s Acquiring Person Statement is attached as Exhibit A to this Proxy Statement (the “Acquiring Person Statement”). As more fully described below in the section entitled “Ohio Control Share Acquisition Statute,” shareholder authorization must be obtained before Harbinger may acquire Cleveland-Cliffs shares that would entitle it directly or indirectly to control 20% or more of the voting power of Cleveland-Cliffs in the election of its directors.

IMPORTANT

ANY PROXIES THAT ARE RETURNED WITHOUT A CERTIFICATION SPECIFYING THAT SUCH CLEVELAND-CLIFFS SHARES ARE NOT “INTERESTED SHARES” WILL BE PRESUMED TO BE “INTERESTED SHARES”. SEE “CERTAIN VOTING PROCEDURES AT THE SPECIAL MEETING”.

If you have any questions concerning Cleveland-Cliffs’ solicitation of WHITE proxy cards or need assistance in determining whether you are a holder of “Interested Shares” (as defined below), please contact our proxy solicitor:

Innisfree M&A Incorporated
Shareholders call (toll free): (877) 456-3507
Banks and Brokers call collect: (212) 750-5833

THE BOARD OF DIRECTORS OF CLEVELAND-CLIFFS HAS DETERMINED THAT THE CONTROL SHARE ACQUISITION IS NOT IN THE BEST INTERESTS OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST THE AUTHORIZATION OF THE CONTROL SHARE ACQUISITION.

The date of this Proxy Statement is September 8, 2008. This Proxy Statement and the accompanying WHITE proxy card are expected to be mailed to shareholders on or about September 9, 2008.

VOTING AT THE SPECIAL MEETING

Any Cleveland-Cliffs shares subject to proxies that are returned without a certification specifying that such Cleveland-Cliffs shares are not “Interested Shares” will be presumed to be “Interested Shares”. See “Certain Voting Procedures at the Special Meeting”.

At the Special Meeting, Cleveland-Cliffs shareholders will be asked to approve a resolution authorizing the Control Share Acquisition.

Authorization for the Control Share Acquisition requires:

•	the affirmative vote of the holders of a majority of the voting power entitled to vote in the election of Cleveland-Cliffs directors represented at the Special Meeting in person or by proxy (the “First Majority Approval”); and

•	the affirmative vote of the holders of a majority of the portion of the voting power entitled to vote in the election of Cleveland-Cliffs directors, excluding the voting power of “Interested Shares” as defined in the section entitled “Ohio Control Share Acquisition Statute” represented at the Special Meeting in person or by proxy (the “Second Majority Approval”).

The Cleveland-Cliffs board of directors has authorized, and Cleveland-Cliffs will institute, presumptions and procedures to implement the legislative mandate to exclude the voting power of Interested Shares, including a requirement that each shareholder certify to Cleveland-Cliffs the number of such shareholder’s Cleveland-Cliffs shares being voted that are eligible to vote in respect of the Second Majority Approval. These presumptions and procedures are set forth in Exhibit D to this Proxy Statement. In the event that some but not all of such shareholder’s Cleveland-Cliffs shares are Interested Shares, the shareholder should indicate the number of such shareholder’s Cleveland-Cliffs shares being voted that are eligible to vote in respect of the Second Majority Approval.

It is Cleveland-Cliffs’ position that all Cleveland-Cliffs shares that are voted without a certification will be presumed to be Interested Shares and therefore ineligible to vote in respect of the Second Majority Approval.

If the Control Share Acquisition is not authorized by both of the majority votes required, Harbinger may not proceed further with the Control Share Acquisition. If both the required majorities authorize the acquisition under the Ohio Control Share Acquisition Statute, Harbinger would be permitted by the Ohio Control Share Acquisition Statute to complete the acquisition. Notwithstanding shareholder approval of the Control Share Acquisition, Harbinger is prohibited from engaging in certain transactions under Chapter 1704 of the Ohio Revised Code because Harbinger owns more than 10% of the outstanding shares of Cleveland-Cliffs.

A quorum will be deemed present at the Special Meeting if at least a majority of the voting power entitled to vote in the election of Cleveland-Cliffs directors is represented at the Special Meeting in person or by proxy. In accordance with Ohio law, the holders of a majority of the voting power entitled to vote in the election of Cleveland-Cliffs directors represented at the Special Meeting in person or by proxy, whether or not a quorum is present, may adjourn the Special Meeting from time to time, but not to a date later than October 3, 2008. Pursuant to the Ohio Control Acquisition Statute, unless Harbinger and Cleveland-Cliffs agree in writing to another date, the Special Meeting shall be held within fifty days after receipt by Cleveland-Cliffs of the Acquiring Person Statement. Since the Acquiring Person Statement was received by Cleveland-Cliffs on August 14, 2008, the Special Meeting must be held no later than October 3, 2008. Cleveland-Cliffs currently has no plans to request that Harbinger agree to postpone or adjourn the Special Meeting past October 3, 2008 and Cleveland-Cliffs has not received any request from Harbinger to postpone or adjourn this Special Meeting past October 3, 2008. In the event that the Special Meeting is not held because of the absence of a quorum, the Control Share Acquisition would not be authorized.

As of the Record Date, there were 106,720,355 Cleveland-Cliffs common shares issued and outstanding. As of the Record Date, there were 205 shares of Cleveland-Cliffs Series A-2 Preferred Stock outstanding. Each share of Cleveland-Cliffs Series A-2 Preferred Stock is convertible, at the election of the holder thereof, into 133.0646 Cleveland-Cliffs common shares. Each common share and each share of Series A-2 Preferred Stock entitles the holder thereof to one vote on the proposal to authorize the Control Share Acquisition (provided that, as described herein, Interested Shares will be excluded for purposes of determining the Second Majority Approval).

Whether or not a Cleveland-Cliffs shareholder plans to attend the Special Meeting, the Cleveland-Cliffs board of directors urges all Cleveland-Cliffs shareholders to vote AGAINST authorization of the Control Share Acquisition on the accompanying WHITE proxy card, complete the accompanying certification and return it in the enclosed postage-paid envelope TODAY. Each Cleveland-Cliffs shareholder may revoke its proxy at any time before it is voted at the Special Meeting by delivering a written notice of revocation or a later dated proxy for the Special Meeting to Cleveland-Cliffs Inc, c/o Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022.

Proxies for the Special Meeting may also be revoked by voting in person at the Special Meeting, although attendance at the Special Meeting will not in and of itself revoke a proxy. Unless revoked in the manner set forth above, proxies received by Cleveland-Cliffs on the accompanying form will be voted at the Special Meeting only in accordance with the written instructions set forth on the proxy card. In the absence of written instructions, proxies in the form accompanying this Proxy Statement will be voted AGAINST the Control Share Acquisition.

Any abstention from voting on a proxy which has not been revoked will be included in computing the number of Cleveland-Cliffs shares present for purposes of determining whether a quorum is present at the Special Meeting and will have the same effect as an “AGAINST” vote. When brokers do not receive voting instructions from a customer, they are permitted to, and generally do, exercise discretionary voting authority with respect to the customer’s shares on “routine” matters being voted on at a meeting. If there are non-routine matters also being voted upon at the same meeting, the broker is not permitted to exercise discretionary voting authority on such matters, and the shares voted by the broker in its discretion on routine matters are considered broker non-votes with respect to the non-routine matters. The Control Share Acquisition proposal is a non-routine matter and the brokers may not exercise discretionary voting authority. Since there are no other matters expected to be voted upon at the Special Meeting, Cleveland-Cliffs does not believe there will be any broker non-votes. If, however, there are any broker non-votes, such broker non-votes will be included in the quorum and have the same effect as a vote “AGAINST” the proposal.

SHARES OUTSTANDING AND ELIGIBLE TO BE VOTED IN FIRST MAJORITY APPROVAL AND SECOND MAJORITY APPROVAL

Cleveland-Cliffs shares are the only shares entitled to be voted at the Special Meeting. The Cleveland-Cliffs common shares and shares of Series A-2 Preferred Stock are entitled to one vote per share and vote together as a single class. As of the Record Date, there were 106,720,355 common shares, and 205 shares of Series A-2 Preferred Stock issued and outstanding, all of which are eligible to be voted in determining whether the Control Share Acquisition will be approved by the First Majority Approval required under the Ohio Control Share Acquisition Statute.

The number of Cleveland-Cliffs shares eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority Approval under the Ohio Control Share Acquisition Statute, consisting of the voting power of all the outstanding Cleveland-Cliffs shares excluding the voting power of Interested Shares, will be determined as of the time of the Special Meeting in the manner described in this Proxy Statement. The categories of Interested Shares that will not be eligible to be voted in determining the Second Majority Approval are as follows:

1. Cleveland-Cliffs shares owned by Harbinger. Based on Harbinger’s Schedule 13D, filed with the SEC on July 17, 2008 and Amendment No. 1 thereto, filed with the SEC on August 14, 2008, Harbinger beneficially owns 16,616,472 common shares of Cleveland-Cliffs (which as of the Record Date represented 15.57% of Cleveland-Cliffs’ outstanding common shares). For purposes of the Second Majority Approval, such shares are Interested Shares. As such, the Cleveland-Cliffs shares owned by Harbinger will not be eligible to be voted in determining the Second Majority Approval.

2. Cleveland-Cliffs shares owned by officers of Cleveland-Cliffs elected or appointed by its board of directors or owned by any employee of Cleveland-Cliffs who is also a director of Cleveland-Cliffs. As of the Record Date, these individuals own, in the aggregate, 402,462 Cleveland-Cliffs shares, which are, for this purpose, Interested Shares. As such, these shares will not be eligible to be voted in determining the Second Majority Approval.

3. Cleveland-Cliffs shares acquired by any person for valuable consideration during the period beginning August 14, 2008, the date of the first public disclosure of Harbinger’s proposed acquisition, and ending on the Record Date (such period being referred to herein as the “Restricted Period”), if (A) the aggregate consideration paid by such person for such Cleveland-Cliffs shares exceeds $250,000 (based on the closing price for Cleveland-Cliffs on September 3, 2008, as reported on the New York Stock Exchange, the purchase of 2,810 Cleveland-Cliffs shares would exceed this threshold amount) or (B) the number of shares so acquired exceeds one-half of one percent of the Cleveland-Cliffs shares outstanding.

4. Cleveland-Cliffs shares owned by any person that transfers such shares for valuable consideration after the Record Date, if the shares are accompanied by the voting power of such transferred shares in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

For purposes of the foregoing, the term “owned” means shares as to which a person may exercise or direct the exercise of the voting power entitled to vote in the election of directors. Shareholders who acquire, prior to the commencement of the Restricted Period, Cleveland-Cliffs shares that are not Interested Shares and who acquire additional Cleveland-Cliffs shares during the Restricted Period for an aggregate consideration in excess of $250,000 will be entitled to have their Cleveland-Cliffs shares voted in determining whether the Second Majority Approval has been obtained if an appropriate certification of eligibility, as described above, is provided.

Under Ohio law, all Cleveland-Cliffs voting shares, including the first $250,000 worth of such shares, acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered Interested Shares.

Furthermore, shares that are considered Interested Shares because they were purchased during the Restricted Period as part of an aggregate purchase of $250,000 or more of shares will remain Interested Shares if owned by such purchaser as of the Record Date even if the purchaser of such shares at some point during that period disposes of some of such shares. For example, in the case of a person who buys $1,000,000 worth of shares during the Restricted Period, then sells $800,000 worth of common shares during that period, all of such person’s shares acquired during that period and still owned as of the Record Date are Interested Shares.

The Ohio Control Share Acquisition Statute requires that Cleveland-Cliffs shares acquired by persons acting in concert be aggregated for the purpose of calculating the $250,000 threshold for determination of Interested Share status. In the event that Cleveland-Cliffs shares are entitled to be voted by more than one person all of such Cleveland-Cliffs shares will be considered to be owned by each such person for purposes of determining whether such shares are Interested Shares.

Each investment advisor or other person who holds Cleveland-Cliffs shares for different beneficial owners, based on its own circumstances and arrangements with its clients, will need to make its own determination as to whether any of the Cleveland-Cliffs shares held in its accounts for the benefit of such beneficial owners are Interested Shares.

Under the Ohio Control Share Acquisition Statute, Cleveland-Cliffs shares owned by directors who are not employees of Cleveland-Cliffs, and who do not fall into any other category described in subparagraph (1), (2), (3) or (4) above, would not be Interested Shares. Cleveland-Cliffs’ non-employee directors owned an aggregate of 1,264,864 Cleveland-Cliffs shares as of the Record Date and, to the best of Cleveland-Cliffs’ knowledge, none of these Cleveland-Cliffs shares are Interested Shares. To the best of Cleveland-Cliffs’ knowledge, these directors intend to vote their Cleveland-Cliffs shares AGAINST approval of the Control Share Acquisition in determining the First Majority Approval and the Second Majority Approval.

All Cleveland-Cliffs shares as to which a signed certification of eligibility, as described above, has been provided on the proxy card relating to such Cleveland-Cliffs shares will be presumed by Cleveland-Cliffs to be eligible to be voted in determining whether the Control Share Acquisition is approved by the Second Majority Approval. This presumption may be rebutted if a shareholder signing the proxy card provides subsequent information indicating that some or all of the Cleveland-Cliffs shares represented by the original proxy card are, or have become, Interested Shares or a successful challenge is made to such certification on the basis of information available to the challenging party. It is Cleveland-Cliffs’ position that Cleveland-Cliffs shares subject to a proxy card without a certification of eligibility completed by the shareholder shall be presumed to be Interested

Shares and, therefore, not eligible to be voted in determining whether the Control Share Acquisition has been approved by the Second Majority Approval.

IT IS ALSO CLEVELAND-CLIFFS’ POSITION THAT ALL CLEVELAND-CLIFFS SHARES WHICH ARE VOTED ON ANY PROXY CARD THAT MAY BE DISTRIBUTED BY, OR ON BEHALF OF, HARBINGER, WHICH DO NOT CONTAIN A CERTIFICATION OF ELIGIBILITY SIMILAR TO THE ONE AUTHORIZED ON CLEVELAND-CLIFFS’ PROXY CARD, AS DESCRIBED ABOVE, SHALL ALSO BE PRESUMED TO BE INTERESTED SHARES, UNLESS THE SHAREHOLDER SIGNING THE PROXY CARD SIGNS AND PRESENTS EITHER (1) A PROXY CARD BEARING A LATER DATE WITH A SIGNED CERTIFICATION OF ELIGIBILITY OR (2) A SEPARATE CERTIFICATION OF ELIGIBILITY IN SUBSTANTIALLY THE FORM PROVIDED TO SHAREHOLDERS BY CLEVELAND-CLIFFS.

Innisfree M&A Incorporated (“Innisfree”) will upon telephone request furnish Cleveland-Cliffs shareholders of record with additional WHITE proxy cards that contain a certification of eligibility or separate certificates of eligibility. Please call toll-free at 1-877-456-3507. Banks and Brokers may call collect at 212-750-5833.

CERTAIN VOTING PROCEDURES AT THE SPECIAL MEETING

The Cleveland-Cliffs board of directors has authorized, and Cleveland-Cliffs will institute, presumptions and procedures to govern the conduct of the meeting as well as to implement the Ohio legislative mandate to exclude the voting power of Interested Shares from the determination of the Second Majority Approval. The material presumptions and procedures are described below and are qualified by reference to Exhibit D hereto which sets forth the presumptions and procedures authorized by the Cleveland-Cliffs board of directors with respect to the Special Meeting.

The required votes needed to pass the Control Share Acquisition proposal are both the First Majority Approval and the Second Majority Approval. All shareholders will be asked on the proxy card to certify whether or not they hold “Interested Shares” which are not eligible to be voted in the Second Majority Approval.

As described herein, each shareholder must certify to Cleveland-Cliffs on the WHITE proxy card the number of Cleveland-Cliffs shares being voted that are eligible to vote in respect of the Second Majority Approval. Cleveland-Cliffs shareholders who own both (i) shares that are not Interested Shares and (ii) shares that are Interested Shares because (x) they were acquired for an aggregate purchase price of more than $250,000 during the Restricted Period or (y) the number of shares so acquired during the Restricted Period exceeds one-half of one percent of the outstanding number of Cleveland-Cliffs shares, will be able to certify the number of shares acquired prior to August 14, 2008 and therefore eligible to be voted in the Second Majority Approval. It is presumed that every share that is certified as eligible to vote in the Second Majority Approval is eligible to vote in the Second Majority Approval. It is presumed that every share that is not certified as eligible to vote in the Second Majority Approval, or every share as to which there is no certification of eligibility, is not eligible to vote in the Second Majority Approval.

Cleveland-Cliffs notes that Harbinger objects to certain presumptions and may challenge the presumptions as they relate to shareholder certification. Ohio law specifically vests Cleveland-Cliffs’ board of directors with the authority to develop presumptions and the form of proxy to be used at the Special Meeting, and similar presumptions have been announced by other Ohio companies. Accordingly, Cleveland-Cliffs believes that the presumptions it has announced are appropriate and in compliance with Ohio law.

UNDER THE ADOPTED PROCEDURES FOR THE SPECIAL MEETING, ALL SHARES THAT ARE VOTED WITHOUT SUCH A CERTIFICATION, OR THAT ARE OWNED BY A SHAREHOLDER THAT HOLDS BOTH INTERESTED SHARES AND NON-INTERESTED SHARES BUT FAILS TO INDICATE HOW MANY SHARES ARE NOT INTERESTED SHARES, SHALL BE PRESUMED TO BE INELIGIBLE TO VOTE IN RESPECT OF THE SECOND MAJORITY APPROVAL.

Banks, brokerage houses, other institutions, nominees, and fiduciaries holding shares beneficially owned by other parties will be requested to include this certification on all materials distributed to such beneficial owners seeking instructions from the beneficial owners as to how to vote such Cleveland-Cliffs shares.

If you are a bank, broker or other nominee who holds Cleveland-Cliffs shares for a beneficial owner of the Cleveland-Cliffs shares, you should look through to the person who has the power “to exercise or direct the exercise of the vote” with respect to Cleveland-Cliffs shares at the Special Meeting in determining whether any such shares acquired during the Restricted Period are Interested Shares.

The Cleveland-Cliffs’ board has appointed IVS Associates, Inc. as the inspector of election (the “Inspector of Election”). The board may, if it deems it appropriate, appoint a presiding inspector to oversee the Inspector of Election. The Inspector of Election will among other things, determine whether a quorum is present, tabulate votes at the Special Meeting and resolve disputes, including disputes as to whether shares are “Interested Shares”. Cleveland-Cliffs will submit, and Harbinger may also submit, to the Inspector of Election information that may assist in identifying which Cleveland-Cliffs shares are Interested Shares for purposes of challenging any certification of eligibility or lack thereof made on a proxy card that Cleveland-Cliffs or Harbinger, on the basis of such information, may believe to be incorrect or invalid. Under procedures approved by Cleveland-Cliffs’ board of directors, such challenges are to be made on a timely basis prior to the certification of the vote at the Special Meeting. All such challenges will be resolved by the Inspector of Election. The Inspector of Election will be instructed to conduct its review and tabulation of proxies as expeditiously as possible.

All Cleveland-Cliffs shares as to which a signed certification of eligibility, as described above, has been provided on the proxy card relating to such shares will be presumed by the Inspector of Election to be eligible to be voted in determining whether the Control Share Acquisition has obtained the Second Majority Approval.

If the Inspector of Election cannot definitively determine whether a quorum is present, the business of the Special Meeting will go forward, even though the final determination as to whether the quorum is present may not be completed for a number of days. If the quorum requirement is not met, the Control Share Acquisition shall not be considered to have been approved. No other business may be conducted, or proposed to be conducted, at the Special Meeting.

In addition to the presumptions and procedures described above, the following customary presumptions, among others, will be applicable in connection with the Special Meeting: (i) proxies regular on their face are valid, (ii) undated but otherwise regular proxies are valid, (iii) ambiguities shall be resolved in favor of enfranchising shareholders and affirming the eligibility of their shares, (iv) signatures are valid, and that signatures on behalf of entities or made by mechanical device, are authorized, (v) in the case of shareholders who submit more than one proxy, the most recent one is valid, (vi) a legibly signed proxy is valid, notwithstanding discrepancies or incorrect information, (vii) a proxy is intended to vote all shares of the record owner, unless expressly stated to the contrary and (viii) nominees will comply with all applicable laws.

BACKGROUND

As part of the continuous evaluation of its business, Cleveland-Cliffs’ board of directors and management have regularly evaluated Cleveland-Cliffs’ business strategy and prospects for growth and considered opportunities to improve Cleveland-Cliffs’ operations and financial performance in order to create value for Cleveland-Cliffs shareholders. As part of this process Cleveland-Cliffs management has evaluated various opportunities to expand and diversify its business through acquisitions, and has discussed such opportunities with Cleveland-Cliffs’ board of directors. In early 2007, Cleveland-Cliffs began articulating its strategy of diversification to a broad group of investors. This communication included an evaluation of various minerals throughout the periodic table and a discussion on various geographies. During the first half of 2007, Cleveland-Cliffs acquired 30% of MMX Amapá Mineração Ltda., a Brazilian iron ore project, and a 45% economic interest in the Sonoma Coal Project, an Australian coal operation. Sonoma was Cleveland-Cliffs’ first acquisition of coal assets. On June 14, 2007, Cleveland-Cliffs announced the acquisition of metallurgical coal producer PinnOak Resources, LLC. In addition to the PinnOak transaction, Cleveland-Cliffs has evaluated other coal mining opportunities from time to time, including the acquisition of Alpha Natural Resources, Inc. (“Alpha”).

Based on a Schedule 13G filing with the Securities and Exchange Commission (the “SEC”) on December 21, 2007, Harbinger and its affiliates first reported beneficial ownership of 4,081,193 Cleveland-Cliffs shares. Harbinger increased its ownership stake in Cleveland-Cliffs in January and March 2008, reporting beneficial ownership of 5,735,600 shares on a Form 4 filed on March 25, 2008. On May 27, 2008, Harbinger filed Amendment

No. 2 to Schedule 13G originally filed December 21, 2007, indicating beneficial ownership of 13,879,472 Cleveland-Cliffs shares.

Prior to, and following, the execution of the merger agreement with Alpha on July 15, 2008, representatives of Cleveland-Cliffs had several conversations with representatives of Harbinger, as discussed below. For further information on the discussions between Cleveland-Cliffs and Alpha and other background prior to August 12, 2008 in relation to the merger agreement, see “The Merger — Background of the Merger” in the joint proxy statement/prospectus on Form S-4 filed by Cleveland-Cliffs and Alpha with the SEC on August 12, 2008.

On June 26, 2008, Joseph A. Carrabba, Cleveland-Cliffs’ Chairman, President, and Chief Executive Officer, Laurie Brlas, Cleveland-Cliffs’ Executive Vice President and Chief Financial Officer, and Steve Baisden, Cleveland-Cliffs’ Director of Investor Relations, met with Lawrence W. Clark, Jr. of Harbinger as part of a customary road show with one of Cleveland-Cliffs’ sell-side analysts. Cleveland-Cliffs did not provide Harbinger with any non-public information. The parties discussed general industry dynamics and Cleveland-Cliffs’ strategy to diversify and further expand into coal. Cleveland-Cliffs noted that Appalachian coal was ripe for consolidation. Mr. Clark expressed strong support for Cleveland-Cliffs’ acquisition of PinnOak. Based on filings with the SEC, Harbinger increased its ownership stake in Cleveland-Cliffs shortly after the June 26, 2008 meeting.

During the afternoon of July 8, 2008, Mr. Clark called Mr. Carrabba and Ms. Brlas to consult generally about factors to consider when contemplating an acquisition of Appalachian coal assets or coal assets in Alabama. The parties discussed generally those factors that Cleveland-Cliffs typically focuses on in connection with such acquisitions. Mr. Clark thanked them for the information and concluded the call.

On July 9, 2008, in connection with its consideration of a proposed transaction with Cleveland-Cliffs, Alpha held a special meeting of its board of directors at which the directors, in consultation with management, and its financial and legal advisors, analyzed and discussed Cleveland-Cliffs’ most recent proposal and the alternatives available to Alpha. Representatives of Alpha’s legal and financial advisors informed the board that, under Ohio law, the transaction would require the approval of two-thirds of Cleveland-Cliffs’ outstanding shares and that Harbinger would therefore play a very important role in determining whether shareholder approval would be obtained. As of July 9, 2008, Harbinger owned shared voting and dispositive power with respect to 16,616,472 shares (based upon information contained in a Schedule 13D filed by Harbinger with the SEC on July 17, 2008) which constituted 15.57%, of Cleveland-Cliffs’ outstanding common shares as of August 21, 2008. The board of directors instructed Alpha’s management and advisors to continue negotiations with Cleveland-Cliffs on the terms of the proposed transaction as set forth in the draft merger agreement and to communicate to Cleveland-Cliffs that the board strongly believed that Cleveland-Cliffs should discuss the proposed transaction with Harbinger prior to the execution of a definitive merger agreement.

Representatives of Jones Day, legal counsel to Cleveland-Cliffs, and Cleary Gottlieb Steen & Hamilton, LLP, legal counsel to Alpha, had a brief discussion regarding the merger agreement on July 11, 2008. The representatives of Cleary Gottlieb indicated that, given the size of Harbinger’s equity interest in Cleveland-Cliffs and the required Cleveland-Cliffs shareholder approval necessary to complete the proposed transaction, Alpha’s board of directors believed very strongly that Cleveland-Cliffs should discuss the proposed transaction with Harbinger prior to the execution of a definitive merger agreement. On July 14, 2008, representatives from Cleary Gottlieb and Alpha reiterated the view that Alpha’s board of directors believed very strongly that Cleveland-Cliffs should discuss the proposed transaction with Harbinger prior to the execution of a definitive merger agreement.

During the afternoon of July 14, 2008, Michael J. Quillen, Alpha’s Chairman and Chief Executive Officer, called Mr. Carrabba to reiterate the Alpha’s board of directors’ desire to have Cleveland-Cliffs obtain from Harbinger some indication that Harbinger was not opposed to the transaction.

Later on July 14, 2008, after consultation with certain members of the Cleveland-Cliffs board of directors, Cleveland-Cliffs’ financial advisor and Ms. Brlas, Mr. Carrabba called Mr. Quillen to inform him of Cleveland-Cliffs’ revised offer. Mr. Quillen advised Mr. Carrabba that he would recommend this revised proposal to the board of Alpha, but first Alpha needed assurance that Cleveland-Cliffs would reach out to Harbinger before Alpha’s board meeting. Executives of and advisors to Cleveland-Cliffs indicated to executives of and advisors to Alpha that, while Cleveland-Cliffs believed that Harbinger would approve of the proposed transaction based on recent discussions Harbinger had had with Cleveland-Cliffs about Cleveland-Cliffs’ strategy to expand further into coal, Cleveland-Cliffs would accommodate Alpha’s request that Cleveland-Cliffs speak directly to Harbinger about this transaction to obtain its reaction.

Immediately following the conclusion of the July 15, 2008 Cleveland-Cliffs board meeting, at which the board adopted resolutions approving the merger agreement with Alpha, Mr. Carrabba called Mr. Clark. Prior to engaging in any discussions with Mr. Clark, Mr. Carrabba obtained an agreement from him to keep the information to be discussed confidential and not to engage in any trading so as to ensure compliance with Cleveland-Cliffs’ obligations under the federal securities laws. Having obtained the senior representative’s agreement with respect to confidentiality, Mr. Carrabba informed him that Cleveland-Cliffs was about to execute an agreement to acquire Alpha in a cash and stock transaction and described the terms of the transaction. During this conversation, Mr. Clark indicated that he would be looking for more information about the transaction but gave no indication that Harbinger would oppose the transaction. After this conversation, Mr. Carrabba informed Mr. Quillen that Cleveland-Cliffs had presented the proposed transaction with Alpha to a senior representative of Harbinger in a confidential telephone call after the market closed on July 15, 2008. Mr. Carrabba stated that he believed Harbinger would support the transaction.

On July 16, 2008, prior to the commencement of trading on the NYSE, Cleveland-Cliffs and Alpha issued a joint press release announcing the signing of the merger agreement.

On July 17, 2008, as part of a series of meetings with various Cleveland-Cliffs and Alpha shareholders to discuss the proposed merger, Mr. Carrabba, Ms. Brlas and Mr. Quillen met with Mr. Clark of Harbinger. Immediately following the meeting, a Schedule 13D filed by Harbinger with the SEC became publicly available, asserting that the announced merger between Cleveland-Cliffs and Alpha was not in the best interests of shareholders. According to the Schedule 13D, Harbinger made the filing in order to reserve the right to be in contact with members of Cleveland-Cliffs’ management and members of the Cleveland-Cliffs board of directors.

On August 12, 2008, Mr. Carrabba received a call from Mr. Clark of Harbinger. Mr. Clark informed Mr. Carrabba that Cleveland-Cliffs should expect to receive a letter from Harbinger indicating Harbinger’s intention to effectuate certain block trades of Cleveland-Cliffs shares in the near future. Cleveland-Cliffs and Alpha filed the joint proxy statement/prospectus on Form S-4 with the SEC on August 12, 2008.

On August 14, 2008 Harbinger delivered to Cleveland-Cliffs an “acquiring person statement” pursuant to the Ohio Control Share Acquisition Statute. Harbinger indicated in the Acquiring Person Statement that it intended to acquire a number of Cleveland-Cliffs shares that, when added to Harbinger’s current holdings in Cleveland-Cliffs common shares, would increase Harbinger’s voting power in the election of Cleveland-Cliffs’ directors to greater than one-fifth, but less than one-third, of the combined voting power of Cleveland-Cliffs common shares. Such an acquisition, a control share acquisition as defined under Chapter 1701 of the Ohio Revised Code, requires approval of the shareholders.

On August 15, 2008, the Cleveland-Cliffs board of directors held a special meeting at which it discussed with senior management and Cleveland-Cliffs’ independent legal and financial advisors, among other matters, Harbinger’s Acquiring Person Statement.

On August 18, 2008, Mr. Carrabba called Mr. Clark to request a meeting to discuss Harbinger’s Acquiring Person Statement and Harbinger’s Schedule 13D.

On August 20, 2008, Mr. Carrabba and Ms. Brlas met with Philip Falcone, Senior Managing Director of Harbinger, and Mr. Clark. Cleveland-Cliffs did not provide Harbinger with any non-public information. The parties discussed industry trends within iron ore and coal and also discussed the transaction with Alpha. Neither Mr. Falcone nor Mr. Clark presented any demands or proposals to Cleveland-Cliffs on behalf of Harbinger and Cleveland-Cliffs did not make any proposals to Harbinger.

On August 21, 2008, the Cleveland-Cliffs board of directors held a special meeting at which it discussed with senior management and Cleveland-Cliffs’ independent legal and financial advisors, among other matters, Harbinger’s Acquiring Person Statement. After an extensive discussion with Cleveland-Cliffs’ management and its independent legal and financial advisors, the Cleveland-Cliffs board of directors unanimously determined that the Control Share Acquisition was not in the best interests of Cleveland-Cliffs’ shareholders.

Based on Harbinger’s filings with the SEC, Harbinger’s holdings of Cleveland-Cliffs common shares exceeds 10% of the voting power in the election of directors of Cleveland-Cliffs. Under Chapter 1704 of the Ohio Revised Code, Harbinger is an “interested shareholder” and, based on that status as an “interested shareholder,” Harbinger is prohibited from engaging in certain transactions (a “Chapter 1704 transaction”) with Cleveland-Cliffs during the three year period following the date of acquiring more than 10% of the voting power in the election of directors of Cleveland-Cliffs. Subject to certain exceptions, Chapter 1704 transactions include mergers, dispositions and sales of assets. See Exhibit B of this proxy statement for the full text of Chapter 1704 of the Ohio Revised Code.

RECOMMENDATION BY CLEVELAND-CLIFFS’ BOARD OF DIRECTORS

After careful consideration, including a thorough review of the Control Share Acquisition with Cleveland-Cliffs’ independent financial and legal advisors, and consultation with Cleveland-Cliffs’ management, the Cleveland-Cliffs board of directors have unanimously determined that the Control Share Acquisition is not in the best interests of Cleveland-Cliffs’ shareholders. Accordingly, the Cleveland-Cliffs board of directors unanimously recommends that Cleveland-Cliffs shareholders vote AGAINST the authorization of the Control Share Acquisition.

The Cleveland-Cliffs board of directors considered a variety of factors in reaching its recommendation that Cleveland-Cliffs shareholders vote AGAINST the authorization of the Control Share Acquisition, including, but not limited to, the following:

•	Disproportional Influence over Corporate Policy and the Cleveland-Cliffs’ Strategic Plan. If the authorization of the Control Share Acquisition is obtained, Harbinger would have the right, but not the obligation, to acquire in the aggregate more than one-fifth but less than one-third of the outstanding Cleveland-Cliffs voting securities. The Cleveland-Cliffs board of directors believes that this level of ownership by Harbinger would provide the firm with disproportional influence and control over corporate policy and Cleveland-Cliffs’ strategic plan. Cleveland-Cliffs’ board of directors has a responsibility to set corporate policy and the Cleveland-Cliffs’ strategic plan in a manner that is to the benefit of all shareholders. A significant, yet minority, shareholder, such as Harbinger, influencing corporate policy and the Cleveland-Cliffs’ strategic plan to meet its own objectives may only benefit that individual shareholder.

•	Effective Control/Blocking Position with no “Change in Control” Premium. Under Ohio law and the Amended Articles of Incorporation of Cleveland-Cliffs, a sale of Cleveland-Cliffs or a business combination involving the issuance of Cleveland-Cliffs shares entitling the holders to exercise one-sixth or more of the voting power of Cleveland-Cliffs in the election of directors, requires the approval of two-thirds of Cleveland-Cliffs outstanding shares. If the authorization of the Control Share Acquisition is obtained, Harbinger would have the ability under the Ohio Control Share Acquisition Statute to essentially gain a level of control without paying all shareholders a customary “change-in-control” premium. Should Harbinger acquire more than one-fifth but less than one-third of Cleveland-Cliffs outstanding voting securities, Harbinger could obtain effective control over any prospective change of control, acquisition, or other strategic transactions involving Cleveland-Cliffs.

•	Potential Consequences to Proposed Transaction with Alpha. On July 15, 2008, Cleveland-Cliffs entered into an agreement and plan of merger to acquire Alpha. Cleveland-Cliffs board of directors has approved the merger agreement and determined that the transactions contemplated by the merger agreement are advisable and in the best interests of Cleveland-Cliffs and its shareholders. On July 17, 2008, Harbinger filed a Schedule 13D with the SEC in which it stated its belief that the merger is not in the best interests of Cleveland-Cliffs shareholders. Consummation of the merger requires, among other things, the approval of two-thirds of Cleveland-Cliffs’ outstanding shares. Accordingly, authorization of the Control Share Acquisition would permit Harbinger to increase its ownership interest in Cleveland-Cliffs under the Ohio Control Share Acquisition Statute, thereby increasing Harbinger’s ability to influence the outcome of the vote on the merger with Alpha.

•	Possible Impact on Future Strategic Transactions. Cleveland-Cliffs board of directors considered that shareholders could be prevented from participating in any future strategic transactions involving Cleveland-Cliffs, including a sale of Cleveland-Cliffs or a significant part of its assets or capital stock, as well as acquisitions or mergers requiring shareholder approval, if Harbinger opposes such a transaction. Although no such transaction, other than the proposed merger with Alpha, is pending or contemplated at this time, Cleveland-Cliffs cannot predict if or when any such transaction may result in the future.

•	Chapter 1704 Transactions. Cleveland-Cliffs board of directors considered that, under Chapter 1704 of the Ohio Revised Code, a shareholder who controls more than 10% of the voting power entitled to vote in the election of directors for an issuing public corporation, defined as an “interested shareholder”, is prohibited from engaging in certain transactions, such as mergers, dispositions and sales of assets, i.e. a Chapter 1704 transaction, with the issuing public corporation for three years following the date the 10% threshold was crossed. Based on a Schedule 13D filed with the SEC on July 17, 2008, as amended on August 14, 2008, and based on the Acquiring Person Statement, Harbinger owns 15.57% of the outstanding shares of Cleveland-Cliffs. Under Chapter 1704 of the Ohio Revised Code, the three-year prohibition is irrevocable unless the interested shareholder obtained approval from the board of directors before becoming an interested shareholder. Harbinger did not seek or obtain any such approval from the Cleveland-Cliffs board of directors before becoming an interested shareholder. Because Harbinger is an interested shareholder, it is prohibited from engaging in any Chapter 1704 transaction. Accordingly, a Control Share Acquisition would not facilitate any potential value-creating transaction for Cleveland-Cliffs shareholders between Cleveland-Cliffs and Harbinger because Harbinger is prohibited from engaging in any Chapter 1704 transaction for three years. Moreover, Harbinger has given no indication that it intends to propose such a transaction with Cleveland-Cliffs.

The foregoing discussion of the information and factors considered by the Cleveland-Cliffs board of directors is not intended to be exhaustive but addresses all of the material information and factors considered by the Cleveland-Cliffs board of directors in its consideration of the Control Share Acquisition. In view of the variety of factors and the amount of information considered, the Cleveland-Cliffs board of directors did not find it practicable to provide specific assessments of, quantify or otherwise assign any relative weights to, the specific factors considered in determining to recommend that shareholders vote AGAINST the authorization of the Control Share Acquisition. Such determination was made after consideration of all the factors taken as a whole. In addition, individual members of the Cleveland-Cliffs board of directors may have given differing weights to different factors.

IN LIGHT OF THE CONCLUSIONS OF THE CLEVELAND-CLIFFS BOARD OF DIRECTORS THAT THE CONTROL SHARE ACQUISITION IS NOT IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS, THE CLEVELAND-CLIFFS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE AGAINST AUTHORIZATION OF THE CONTROL SHARE ACQUISITION. THE CLEVELAND-CLIFFS BOARD OF DIRECTORS RECOMMENDS THAT YOU RETURN THE ENCLOSED WHITE PROXY WITH A VOTE AGAINST AUTHORIZATION OF THE CONTROL SHARE ACQUISITION.

PLEASE MARK, SIGN AND DATE THE ENCLOSED WHITE PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. EXECUTION AND RETURN OF THE WHITE PROXY CARD WILL NOT PRECLUDE YOU FROM ATTENDING THE SPECIAL MEETING OR FROM VOTING IN PERSON.

SUPPORT YOUR BOARD OF DIRECTORS AND ENSURE THAT YOUR BEST INTERESTS, NOT HARBINGER’S, ARE SERVED. WE URGE YOU TO VOTE AGAINST AUTHORIZATION OF THE CONTROL SHARE ACQUISITION.

The Cleveland-Cliffs board of Directors urges you not to sign or return any proxy card sent to you by Harbinger. Even if you have previously signed a proxy card sent by Harbinger, you have every right to change your vote by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest-dated proxy card you vote will be counted. We urge you to disregard any proxy card sent to you by Harbinger or its affiliates.

OHIO CONTROL SHARE ACQUISITION STATUTE

The Ohio Control Share Acquisition Statute provides that, unless the articles of incorporation or the regulations of an issuing public corporation provide otherwise, any control share acquisition of such corporation shall be made only with the prior authorization of the shareholders. An “issuing public corporation” is defined in the Ohio Revised Code as a corporation, such as Cleveland-Cliffs, organized for profit under the laws of Ohio, with 50 or more shareholders, that has its principal place of business, principal executive offices or substantial assets in Ohio, and as to which there is no close corporation agreement in existence. See Exhibit C for other definitions under the Control Acquisition Statute.

A “control share acquisition” is defined in the Ohio Revised Code as the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power, would entitle such acquiring person, immediately after such acquisition, directly or indirectly, alone or with others, to control any of the following ranges of voting power of such issuing public corporation in the election of directors:

•	one-fifth or more but less than one-third of such voting power;

•	one-third or more but less than a majority of such voting power; or

•	a majority or more of such voting power.

Any person who proposes to make a control share acquisition must deliver an “acquiring person statement” to the issuing public corporation, which statement must include:

•	the identity of the acquiring person;

•	a statement that the acquiring person statement is being given pursuant to section 1701.831 of the Ohio Revised Code;

•	the number of shares of the issuing public corporation owned, directly or indirectly, by such acquiring person;

•	the range of voting power in the election of directors under which the proposed acquisition would, if consummated, fall (i.e., in excess of 20 percent, 33 1/3 percent or 50 percent);

•	a description of the terms of the proposed acquisition; and

•	representations of the acquiring person that the acquisition will not be contrary to law, and that such acquiring person has the financial capacity to make the proposed acquisition (including the facts upon which such representations are based).

Harbinger delivered an acquiring person statement to Cleveland-Cliffs on August 14, 2008.

Within 10 days of receipt of a qualifying acquiring person statement, the directors of the issuing public corporation must call a special shareholders meeting to vote on the proposed acquisition. The special shareholders meeting must be held within 50 days of receipt of the acquiring person statement, unless the acquiring person otherwise agrees. The issuing public corporation is required to send a notice of the special meeting as promptly as reasonably practicable to all shareholders of record as of the Record Date set for such meeting, together with a copy of the acquiring person statement and a statement of the issuing public corporation, authorized by its directors, of the issuing public corporation’s position or recommendation, or that it is taking no position, with respect to the proposed control share acquisition.

The acquiring person may make the proposed control share acquisition only if:

•	at a meeting at which a quorum is present, the control share acquisition is authorized by holders of a majority of the voting power entitled to vote in the election of directors represented in person or by proxy at such meeting and the control share acquisition is authorized by a majority of the portion of the voting power represented at the meeting in person or by proxy, excluding Interested Shares; and

•	such acquisition is consummated, in accordance with the terms so authorized, within 360 days following such authorization.

“Interested Shares” are defined in the Ohio Revised Code as shares as to which any of the following persons may exercise or direct the exercise of voting power in the election of directors:

•	an acquiring person;

•	an officer of the issuing public corporation elected or appointed by its directors;

•	any employee of the issuing public corporation who is also a director of such corporation;

•	any person who acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the issuing public corporation or any proposed merger, consolidation or other transaction that would result in a change in control of the corporation or all or substantially all of its assets and ending on the Record Date, if either of the following apply:

•	the aggregate consideration paid or otherwise given by the person who acquired the shares and any other persons acting in concert with such person exceeds $250,000; or

•	the number of shares acquired by the person who acquired the shares and any other persons acting in concert with such person exceeds one half of one percent of the outstanding shares of the issuing public corporation entitled to vote in the election of directors; or

•	any person that transfers such shares for valuable consideration after the Record Date as to shares so transferred if accompanied by an instrument (such as a proxy or voting agreement) that gives the transferee the power to vote those shares.

Dissenters’ rights are not available to shareholders of an issuing public corporation in connection with the authorization of a Control Share Acquisition.

The foregoing summary does not purport to be a complete statement of the provisions of the Ohio Control Share Acquisition Statute. The foregoing summary is qualified in its entirety by reference to the Ohio Control Share Acquisition Statute (a copy of which is attached as Exhibit C to this Proxy Statement, along with Section 1701.01 of the Ohio Revised Code, which defines certain terms used therein) and the Ohio Revised Code.

CERTIFICATION OF INTERESTED SHARES

As described above, in order to comply with the Ohio Control Share Acquisition Statute, authorization of the acquisition of Cleveland-Cliffs shares pursuant to the Control Share Acquisition requires both the First Majority Approval and the Second Majority Approval. In determining whether shareholders have granted the First Majority Approval, any Interested Shares will be included in the tabulation of votes. In determining whether shareholders have granted the Second Majority Approval, any Interested Shares will be excluded from the tabulation of votes.

You should vote on the Control Share Acquisition whether or not any of your Cleveland-Cliffs shares are “Interested Shares”.

The enclosed WHITE proxy card contains a certification as to whether any of the Cleveland-Cliffs shares to be voted by you are Interested Shares. If some but not all of your shares are Interested Shares, you should indicate the number of your shares that are Interested Shares. If you do not make a certification on the WHITE proxy card, then all of your shares will be presumed to be Interested Shares. In the event that some but not all of your Cleveland-Cliffs shares are Interested Shares but you do not indicate the number of your Cleveland-Cliffs shares that are not Interested Shares, then all of your shares will be presumed to be Interested Shares.

For purposes of the Special Meeting, Interested Shares means the Cleveland-Cliffs shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

(1) Harbinger;

(2) Any officer of Cleveland-Cliffs elected or appointed by the directors of Cleveland-Cliffs;

(3) Any employee of Cleveland-Cliffs who is also a director of Cleveland-Cliffs;

(4) Any person that acquires such Cleveland-Cliffs shares for valuable consideration during the Restricted Period if (x) the aggregate consideration paid or given by the person who acquired the Cleveland-Cliffs shares, and any other persons acting in concert with the person, for all those Cleveland-Cliffs shares exceeds $250,000 (based on the closing price for Cleveland-Cliffs on September 3, 2008, as reported on the New York Stock Exchange, the purchase of 2,810 Cleveland-Cliffs shares would exceed this threshold amount) or (y) the number of shares acquired by the person, and any other persons acting in concert with that person, exceeds one-half of one percent of the outstanding shares of Cleveland-Cliffs entitled to vote in the election of directors1; or

(5) Any person that transfers such Cleveland-Cliffs shares for valuable consideration after the Record Date as to Cleveland-Cliffs shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

If you acquired, prior to the commencement of the Restricted Period, Cleveland-Cliffs shares that are not Interested Shares and you acquire Cleveland-Cliffs shares during the Restricted Period for an aggregate consideration in excess of $250,000, then such Cleveland-Cliffs shares that you acquired during the Restricted Period will be Interested Shares that may not be voted in determining whether the Second Majority Approval has been obtained. However, you will be entitled to have the Cleveland-Cliffs shares that you acquired prior to the Restricted Period voted in determining whether the Second Majority Approval has been obtained if an appropriate certification of eligibility is provided on the WHITE proxy card.

If you complete the certification but later learn that your Cleveland-Cliffs shares are Interested Shares or that Cleveland-Cliffs shares which you transferred have become Interested Shares, you should notify Cleveland-Cliffs in writing at 1100 Superior Avenue, Cleveland, Ohio 44114, Attention: General Counsel and Secretary. If you have any questions as to whether your shares are Interested Shares, you should contact our proxy solicitor, Innisfree, at 877-456-3507.

EMPLOYEE PLAN VOTING

Participants in the Northshore Mining Company and Silver Bay Power Company Retirement Savings Plan (the “Plan”) have the right to instruct the trustee of the Plan as to how to have the shares held in a participant’s plan account voted at the Special Meeting. Participants must return their instructions to the trustee on the enclosed proxy card by no later than the close of business on September 29, 2008. If participants do not return timely instructions to the trustee as to how to vote their shares or if the proxy card is unsigned, participants shares will not be voted. Therefore, it is very important that participants in the Plan provide the trustee with prompt and proper instructions. The Cleveland-Cliffs board of directors urges participants to instruct their trustee to vote their shares AGAINST the Control Share Acquisition proposal on the WHITE proxy card.

ADMITTANCE TO SPECIAL MEETING

You are entitled to attend the Special Meeting only if you were a Cleveland-Cliffs shareholder as of the close of business on the Record Date or hold a valid proxy for the Special Meeting. You should be prepared to present photo identification for admittance. In addition, if you are a record holder, your name will be verified against the list of record holders on the Record Date prior to being admitted to the meeting. If you are not a record holder but hold Cleveland-Cliffs shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Special Meeting.

VOTING, SOLICITATION AND CERTAIN OTHER INFORMATION

Proxies may be solicited by mail, telephone, telegram, telecopy, electronic mail and over the Internet and in person. Solicitations may be made by directors, officers, investor relations personnel and other employees of Cleveland-Cliffs, none of whom will receive additional compensation for such solicitations. Cleveland-Cliffs has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all of its solicitation materials to the beneficial owners of the Cleveland-Cliffs shares they hold of record. Cleveland-Cliffs will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to their customers.

1 Based on 106,720,355 Cleveland-Cliffs common shares outstanding as of the Record Date, an acquisition of 533,602 shares after the Record Date would exceed this threshold and thus render such shares Interested Shares for the purposes of the Second Majority Approval.

Cleveland-Cliffs has retained Innisfree for solicitation and advisory services in connection with the Special Meeting and Cleveland-Cliffs’ communications with the Cleveland-Cliffs shareholders with respect to the Control Share Acquisition. Innisfree will receive a fee of $300,000 for its services and reimbursement of expenses, including phone calls. Cleveland-Cliffs has agreed to indemnify Innisfree against certain liabilities arising out of or in connection with the engagement. Innisfree will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.

Cleveland-Cliffs has retained Joele Frank, Wilkinson Brimmer Katcher (“Joele Frank”) as its public relations advisor. Joele Frank will receive reasonable and customary compensation for its services and reimbursement of out-of-pocket expenses arising out of or in connection with the engagement.

Cleveland-Cliffs has retained J.P. Morgan Securities, Inc. (the “Financial Advisor”) as independent financial advisor in connection with the proposed merger with Alpha. Cleveland-Cliffs has agreed to pay the Financial Advisor a reasonable and customary fee for such services the principal portion of which is payable upon completion of the proposed merger. In addition, Cleveland-Cliffs has also agreed to reimburse the Financial Advisor for its reasonable expenses, and indemnify the Financial Advisor against certain liabilities arising out of the Financial Advisor’s engagement, including liabilities arising under the Federal securities laws. For additional information regarding the Financial Advisor’s engagement, see Cleveland-Cliffs’ and Alpha’s joint proxy statement/prospectus on Form S-4 filed with the SEC on August 12, 2008.

The entire expense of the solicitation of proxies by the board of directors of Cleveland-Cliffs for the Special Meeting is being borne by Cleveland-Cliffs. Cleveland-Cliffs’ costs incidental to this proxy solicitation include expenditures for printing, postage, legal and related expenses and are expected to be approximately $200,000. Cleveland-Cliffs’ total costs incurred to date in furtherance of or in connection with this proxy solicitation are approximately $80,000.

BENEFICIAL OWNERSHIP OF CLEVELAND-CLIFFS COMMON SHARES

The following table sets forth as of September 3, 2008, the beneficial ownership of Cleveland-Cliffs common shares by persons known to Cleveland-Cliffs to be beneficial owners of more than 5% of outstanding Cleveland-Cliffs common shares, other than Cleveland-Cliffs directors and officers. The percentages of beneficial ownership set forth below are based on 106,720,355 common shares of Cleveland-Cliffs issued and outstanding as of September 3, 2008:

	Beneficial	Investment Power		Voting Power		Percent of
Name and Address	Ownership(1)	Sole	Shared	Sole	Shared	Class

Harbinger Capital Partners Master Fund I, Ltd.(2)	16,616,472	—	16,616,472	—	16,616,472	15.57%
c/o International Fund Services (Ireland) Limited, Third Floor, Bishop’s Square, Redmond’s Hill, Dublin, L2, Ireland

(1)	Under the rules of the SEC, “beneficial ownership” includes having or sharing with others the power to vote or direct the investment of securities. Accordingly, a person having or sharing the power to vote or direct the investment of securities is deemed to “beneficially own” the securities even if he or she has no right to receive any part of the dividends on or the proceeds from the sale of the securities. Also, because “beneficial ownership” extends to persons, such as co-trustees under a trust, who share power to vote or control the disposition of the securities, the very same securities may be deemed “beneficially owned” by two or more persons shown in the table. Information with respect to “beneficial ownership” shown in the table above is based upon information supplied by filings made with the SEC or furnished to Cleveland-Cliffs by any shareholder.

(2)	The information shown above and in this footnote was taken from Schedule 13D, dated July 17, 2008, as filed with the SEC on July 18, 2008, and as amended on August 14, 2008, jointly by Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Offshore Manager, L.L.C., HMC Investors, L.L.C., Harbinger Capital Partners Special Situations Fund, L.P., Harbinger Capital Partners Special Situations GP, LLC, Harbert

Management Corporation, Phillip Falcone, Raymond J. Harbert, and Michael Luce. The address for contacting Phillip Falcone, the Harbinger Capital Partners Special Situations GP, LLC, and Harbinger Capital Partners Special Situations Fund, L.P., is 555 Madison Avenue, 16th Floor, New York, NY 10022. The principal business address for Harbinger Manager, HMC Investors, Harbert Management Corporation, Raymond J. Harbert, and Michael D. Luce is 2100 Third Avenue North, Suite 600, Birmingham, AL, 35203.

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS

As of August 21, 2008, the directors and named executive officers of Cleveland-Cliffs controlled the voting interests of the following stock (the percentages of beneficial ownership set forth below are based on 106,720,355 common shares of Cleveland-Cliffs issued and outstanding as of September 3, 2008):

	Beneficial	Investment Power			Voting Power			Percent of
Directors	Ownership(1)	Sole	Shared		Sole	Shared		Class(2)

(excluding those who are also Named Executive Officers)
Ronald C. Cambre	20,431	20,431	—		20,431	—		—
Susan M. Cunningham	5,589	5,589	—		5,589	—		—
Barry J. Eldridge	7,960	7,960	—		7,960	—		—
Susan Green	1,890	1,890	—		1,890	—		—
James D. Ireland III	1,144,422	45,966	1,098,456	(3)	45,966	1,098,456	(3)	1.07%
Francis R. McAllister	16,497	16,497	—		16,497	—		—
Roger Phillips	34,816	34,816	—		34,816	—		—
Richard K. Riederer	13,477	13,477	—		13,477	—		—
Alan Schwartz	19,782	19,782	—		19,782	—		—
Named Executive Officers(4)
Joseph A. Carrabba	78,866	78,866	—		78,866	—		—
Laurie Brlas	—	—	—		—	—		—
Donald J. Gallagher	131,999	131,999	—		131,999	—		—
William R. Calfee	69,841	69,841	—		69,841	—		—
Randy L. Kummer	48,448	48,448	—		48,448	—		—
Ronald G. Stovash	38,000	38,000	—		38,000	—		—
David H. Gunning	35,694	35,694	—		35,694	—		—
All Directors, Nominees, and Executive Officers as a group, including the named executive officers and Messrs. Stovash and Gunning (21 Persons)	1,696,222	597,766	1,098,456		597,766	1,098,456		1.59%

(1)	Under the rules of the SEC, “beneficial ownership” includes having or sharing with others the power to vote or direct the investment of securities. Accordingly, a person having or sharing the power to vote or direct the investment of securities is deemed to “beneficially own” the securities even if he or she has no right to receive any part of the dividends on or the proceeds from the sale of the securities. Also, because “beneficial ownership” extends to persons, such as co-trustees under a trust, who share power to vote or control the disposition of the securities, the very same securities may be deemed “beneficially owned” by two or more persons shown in the table. Information with respect to “beneficial ownership” shown in the table above is based upon information supplied by Cleveland-Cliffs directors, nominees and executive officers and filings made with the SEC or furnished to Cleveland-Cliffs by any shareholder.

(2)	Less than one percent, except as otherwise indicated.

(3)	Of the 1,144,422 shares deemed under the rules of the SEC to be beneficially owned by Mr. Ireland, he is a beneficial holder of 45,966 shares. The remaining 1,098,456 shares are held in trusts, substantially for the benefit of a charitable foundation, as to which Mr. Ireland is a co-trustee with shared voting and investment powers. Of such shares in trusts, Mr. Ireland has an interest in the income or corpus with respect to 93,698 shares.

(4)	“Named Executive Officers” has the meaning identified in Item 402 of Regulation S-K.

NO DISSENTERS’ RIGHTS

Dissenters’ rights are not available to the shareholders of an “issuing public corporation” in connection with the authorization of a “control share acquisition” under the Ohio Control Share Acquisition Statute.

OTHER MATTERS

Cleveland-Cliffs is not aware of any other matters to be submitted at the Special Meeting and no other business is expected to be brought before the Special Meeting. However, if any other matter properly comes before the Special Meeting, the named proxies will vote all proxies granted to them in their sole discretion.

INFORMATION ABOUT CLEVELAND-CLIFFS

Founded in 1847, Cleveland-Cliffs is an international mining company, the largest producer of iron ore pellets in North America and a supplier of metallurgical coal to the global steelmaking industry. Cleveland-Cliffs operates six iron ore mines in Michigan, Minnesota and Eastern Canada, and three coking coal mines in West Virginia and Alabama. Cleveland-Cliffs also owns 85.2 percent of Portman Limited, or Portman, a large iron ore mining company in Australia, serving the Asian iron ore markets with direct-shipping fines and lump ore. In addition, Cleveland-Cliffs has a 30 percent interest in MMX Amapá Mineração Ltda., a Brazilian iron ore project, and a 45 percent economic interest in the Sonoma Coal Project, an Australian coking and thermal coal project. Cleveland-Cliffs’ principal executive offices are located at: 1100 Superior Avenue, Cleveland, Ohio 44114, and its telephone number is (216) 694-5700.

INFORMATION ABOUT HARBINGER

The Master Fund is organized under the laws of the Cayman Islands with its principal place of business at c/o International Fund Services (Ireland) Limited, Third Floor, Bishop’s Square, Redmond’s Hill, Dublin L2, Ireland. The Special Fund is a Delaware limited partnership with its principal place of business at 555 Madison Avenue, New York, New York 10022. Harbinger manages in excess of $8.7 billion through the Master Fund and Special Fund.

SUBMISSION OF SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, Cleveland-Cliffs shareholders may present proper proposals for inclusion in Cleveland-Cliffs’ proxy statement and for consideration at the next annual meeting of Cleveland-Cliffs shareholders by submitting their proposals to Cleveland-Cliffs in a timely manner. Any proposal of a Cleveland-Cliffs shareholder intended to be included in Cleveland-Cliffs’ proxy statement and form of proxy card for Cleveland-Cliffs’ 2009 annual meeting pursuant to Rule 14a-8 under the Exchange Act must be received by Cleveland-Cliffs on or before November 26, 2009 (or, if the date of the 2009 annual meeting is more than 30 days before or after May 13, 2009, a reasonable time before Cleveland-Cliffs begins to print and mail its 2009 annual meeting proxy materials). You should follow the procedures described in Rule 14a-8 of the Exchange Act and send the proposal to Cleveland-Cliffs’ principal executive offices: Cleveland-Cliffs Inc, 1100 Superior Avenue, Cleveland, Ohio 44114-2544, Attention: Corporate Secretary.

FORWARD-LOOKING STATEMENTS

A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments, in particular, information regarding the merger of Cleveland-Cliffs and Alpha. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the risk that the businesses will not be integrated successfully;

the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; changes in demand for iron ore pellets by integrated steel producers, or changes in iron ore demand due to changes in steel utilization rates, operational factors, electric furnace production or imports into the United States and Canada of semi-finished steel or pig iron; the impact of consolidation and rationalization in the steel industry; timing of changes in customer inventories; changes in, renewal of and acquiring new long-term supply arrangements; inherent risks of mining beyond Cleveland-Cliffs’ or Alpha’s control; environmental laws, including those directly affecting mining production, and those affecting customers’ iron ore or coal usage; competition in relevant markets; railroad, barge, truck and other transportation performance and costs; the geological characteristics of Central and Northern Appalachian coal reserves; availability of mining and processing equipment and parts; Cleveland-Cliffs’ and Alpha’s assumptions concerning economically recoverable iron ore or coal reserve estimates; disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the merger on the proposed terms and schedule, and any conditions imposed on the Cleveland-Cliffs or Alpha in connection with consummation of the merger; the failure to obtain approval of the merger by the stockholders of Cleveland-Cliffs and Alpha and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Cleveland-Cliffs’ and Alpha’s respective reports filed with the SEC, including each of Cleveland-Cliffs’ and Alpha’s annual report on Form 10-K for the year ended December 31, 2007, quarterly report on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008, and Cleveland-Cliffs’ and Alpha’s Joint Proxy Statement/Prospectus on Form S-4, filed with the SEC on August 12, 2008, as such reports may have been amended. This document speaks only as of its date, and Cleveland-Cliffs disclaims any duty to update the information herein.

OTHER INFORMATION

The information concerning Harbinger and the Control Share Acquisition contained herein has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although Cleveland-Cliffs has no knowledge that would indicate that statements relating to Harbinger and the Control Share Acquisition contained in this Proxy Statement in reliance upon publicly available information are inaccurate or incomplete, it has not to date had access to the books and records of Harbinger, was not involved in the preparation of such information and statements and is not in a position to verify any such information or statements. Accordingly, Cleveland-Cliffs does not take any responsibility for the accuracy or completeness of such information or for any failure by Harbinger to disclose events that may have occurred and may affect the significance or accuracy of any such information.

Your vote is important! Please complete sign, date and return the enclosed WHITE proxy card and certification TODAY.

Exhibit A

ACQUIRING PERSON STATEMENT
PURSUANT TO SECTION 1701.831 OF THE OHIO REVISED CODE

Delivered To

CLEVELAND-CLIFFS INC.
(Name of Issuing Public Corporation)

1100 Superior Avenue
Cleveland, Ohio 44114-2544
(Address of Principal Executive Offices)

ITEM 1.	IDENTITY OF ACQUIRING PERSON.

This Acquiring Person Statement is being delivered to Cleveland-Cliffs Inc., an Ohio corporation (the “Corporation”), at its principal executive offices, which are located at 1100 Superior Avenue, Cleveland, Ohio 44114-2544, by Harbinger Capital Partners Master Fund I, Ltd., an exempted company organized under the laws of the Cayman Islands (the “Master Fund”), and Harbinger Capital Partners Special Situations Fund, L.P., a limited partnership formed under the laws of Delaware (the “Special Fund” and, together with the Master Fund, the “Acquiring Person”).

ITEM 2.	DELIVERY OF ACQUIRING PERSON STATEMENT.

This Acquiring Person Statement is being delivered pursuant to Section 1701.831 of the Ohio Revised Code.

ITEM 3.	OWNERSHIP OF SHARES BY ACQUIRING PERSON.

As of the date hereof, the Master Fund directly and indirectly owns 9,000,000 Common Shares, par value $0.125 per share, of the Corporation (“Shares”) representing approximately 8.43% of the total issued and outstanding Shares (based upon the 106,720,100 Shares stated to be issued and outstanding as of July 28, 2008 by the Corporation in the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008). In addition, the Master Fund has entered into certain equity swap transactions with respect to the Shares. As reported in the Schedule 13D of the Acquiring Person, and the other persons reported therein, filed with Securities and Exchange Commission on July 17, 2008, the Shares owned by the Master Fund may be deemed to be indirectly beneficially owned by Harbinger Capital Partners Offshore Manager, L.L.C., the investment manager of the Master Fund, HMC Investors, L.L.C., its managing member (“HMC Investors”), Philip Falcone, a member of HMC Investors and the portfolio manager of the Master Fund, Raymond J. Harbert, a member of HMC Investors, and Michael D. Luce, a member of HMC Investors. Each such person, other than the Master Fund, disclaims beneficial ownership of the Shares except to the extent of his or its pecuniary interest therein.

As of the date hereof, the Special Fund directly and indirectly owns 7,616,472 Shares representing approximately 7.14% of the total issued and outstanding Shares (based upon the 106,720,100 Shares stated to be issued and outstanding as of July 28, 2008 by the Corporation in the Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2008). In addition, the Special Fund has entered into certain equity swap transactions with respect to the Shares. As reported in the Schedule 13D of the Acquiring Person, and the other persons reported therein, filed with Securities and Exchange Commission on July 17, 2008, the Shares owned by the Special Fund may be deemed to be indirectly beneficially owned by Harbinger Capital Partners Special Situations GP, LLC (“HCPSS”), the general partner of the Special Situations Fund, HMC-New York, Inc. (“HMCNY”), the managing member of HCPSS, Harbert Management Corporation (“HMC”), the parent of HMCNY, Philip Falcone, a shareholder of HMC and the portfolio manager of the Special Fund, Raymond J. Harbert and Michael D. Luce, shareholders of HMC. Each such person, other than the Special Fund, disclaims beneficial ownership of the Shares except to the extent of his or its pecuniary interest therein.

ITEM 4.	RANGE OF VOTING POWER.

Collectively, the Acquiring Person proposes to acquire a number of Shares, that when added to the Acquiring Person’s current Share ownership, would equal one-fifth or more (but less than one-third) of the Corporation’s voting power in the election of directors, as described in Section 1701.01(Z)(1)(a) of the Ohio Revised Code. The Acquiring Person does not intend, either alone or in concert with another person, to exercise control of the Corporation by proposing to acquire that number of Shares described in this Acquiring Person Statement.

ITEM 5.	TERMS OF PROPOSED CONTROL SHARE ACQUISITION.

The Acquiring Person proposes to acquire the Shares in one or more transactions to occur during the 360-day period following the date the Corporation’s shareholders authorize the proposed acquisition. The Acquiring Person proposes to acquire the Shares in one or more purchases in the open market and/or one or more block trades.

ITEM 6.	REPRESENTATIONS OF LEGALITY; FINANCIAL CAPACITY.

The Acquiring Person hereby represents that the proposed control share acquisition, if consummated, will not be contrary to law. This representation is based on the facts that the Acquiring Person is delivering this Acquiring Person Statement in accordance with Section 1701.831 of the Ohio Revised Code, and the Acquiring Person intends to make the proposed acquisition only if it is duly authorized by the shareholders of the Corporation at the annual or special meeting of the Corporation’s shareholders. The Acquiring Person has the financial capacity to purchase the additional Shares contemplated by this Acquiring Person Statement. This representation is based on the fact that the Acquiring Person has sufficient available cash to permit the Acquiring Person to purchase the additional Shares contemplated by this Acquiring Person Statement.

IN WITNESS WHEREOF, the undersigned has executed this Acquiring Person Statement as of the 14th day of August, 2008.

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

By:	Harbinger Capital Partners Offshore Manager, L.L.C.

By:	HMC Investors, L.L.C., Managing Member

By:	/s/ William R. Lucas, Jr.
Name:     William R. Lucas, Jr.

Title:	Executive Vice President

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

By:	Harbinger Capital Partners Special Situations GP, LLC

By:	HMC — New York, Inc., Managing Member

By:	/s/ William R. Lucas, Jr.
Name:     William R. Lucas, Jr.

Title:	Executive Vice President

Exhibit B

OHIO LAW

I. 1704.01 TRANSACTIONS INVOLVING INTERESTED SHAREHOLDERS DEFINITIONS.

As used in this chapter, unless the context otherwise requires:

(A) “Corporation,” “domestic corporation,” “foreign corporation,” “state,” “articles,” “shareholder,” “person,” “principal office,” “express terms,” “treasury shares,” “parent corporation,” “parent,” “subsidiary corporation,” “subsidiary,” “combination,” “transferee corporation,” “majority share acquisition,” “acquiring corporation,” “voting shares” when used in connection with a combination or majority share acquisition, “constituent corporation,” “surviving corporation,” “close corporation agreement,” and “issuing public corporation” have the same meanings as in section 1701.01 of the Revised Code.

(B) “Chapter 1704. transaction” means any of the following:

(1) A merger, consolidation, combination, or majority share acquisition between or involving an issuing public corporation or any subsidiary of an issuing public corporation and any of the following:

(a) An interested shareholder;

(b) A person, partnership, corporation, or other entity, however organized, whether or not it is an interested shareholder, that is, or after the merger, consolidation, combination, or majority share acquisition would be, an affiliate or associate of an interested shareholder.

(2)(a) Subject to the exception in division (B)(2)(b) of this section, a purchase, lease, sale, distribution, dividend, exchange, mortgage, pledge, transfer, or other disposition of assets, directly or indirectly owned or controlled by the issuing public corporation, by, to, with, or for the benefit of an interested shareholder or an affiliate or associate of an interested shareholder in one or more transactions, if, in any of those transactions, the assets meet any of the following conditions:

(i) The assets have an aggregate fair market value equal to at least five per cent of the aggregate fair market value of all the assets, determined on a consolidated basis, of the issuing public corporation;

(ii) The assets have an aggregate fair market value equal to at least five per cent of the aggregate fair market value of all the outstanding shares of the issuing public corporation;

(iii) The assets represent at least ten per cent of the earning power or income of the issuing public corporation, determined on a consolidated after-tax basis and after excluding any transaction other than in the ordinary course of business.

(b) One or more transactions in the ordinary course of business of an issuing public corporation on terms no more favorable to the interested shareholder than those acceptable to third parties, as shown by contemporaneous transactions, is not a Chapter 1704. transaction under division (B)(2)(a) of this section.

(3)(a) Subject to the exception in division (B)(3)(b) of this section, a purchase, lease, sale, exchange, transfer, or other disposition of assets directly or indirectly owned or controlled by the interested shareholder or an affiliate or associate of the interested shareholder, by, to, with, or for the benefit of the issuing public corporation in one or more transactions, if, in any of those transactions, the assets meet any of the conditions set forth in division (B)(2)(a)(i), (ii), or (iii) of this section.

(b) One or more transactions in the ordinary course of business of an issuing public corporation on terms no more favorable to the interested shareholder than those acceptable to third parties, as shown by contemporaneous transactions, is not a Chapter 1704. transaction under division (B)(3)(a) of this section.

(4) The issuance or transfer to an interested shareholder or an associate or affiliate of an interested shareholder of any shares, or of any rights to acquire shares, of the issuing public corporation or a subsidiary of the issuing public corporation by the issuing public corporation or a subsidiary of the issuing public corporation, in one or more transactions, if the shares, or the rights, have an aggregate fair market value equal to at least five per cent of the aggregate fair market value of all the outstanding shares of the issuing public corporation and if the shares, or the rights, are not issued or transferred pursuant to the exercise of warrants, rights, or options to purchase that have been issued, or pursuant to a dividend paid or a distribution made, proportionately to all shareholders of the issuing public corporation.

(5) The adoption of a plan or proposal for the dissolution, winding up of the affairs, or liquidation of the issuing public corporation that is proposed by, on behalf of, or pursuant to a written or unwritten agreement, arrangement, or understanding with an interested shareholder or an affiliate or associate of an interested shareholder.

(6) Any of the following, if the direct or indirect effect is to increase the proportionate share of the outstanding shares of the issuing public corporation or a subsidiary of the issuing public corporation beneficially owned by an interested shareholder or an affiliate or associate of an interested shareholder, unless the increase is the result of immaterial changes due to fractional share adjustments:

(a) A reclassification of securities, including a share split, a share dividend or other distribution of shares, or a reverse share split;

(b) A recapitalization of the issuing public corporation;

(c) A merger, consolidation, combination, or majority share acquisition between or involving the issuing public corporation and a subsidiary of the issuing public corporation;

(d) Any other transaction, whether or not with, into, or involving the interested shareholder, that is proposed by, on behalf of, or pursuant to a written or unwritten agreement, arrangement, or understanding with the interested shareholder or an affiliate or associate of the interested shareholder.

(7) Receipt by an interested shareholder or an affiliate or associate of an interested shareholder of the direct or indirect benefit of a loan, advance, pension or any other employee benefit plan termination, guarantee, pledge, mortgage, security agreement, financing statement, deed of trust, or other financial assistance, or a tax credit or other tax advantage, provided by or through the issuing public corporation or any subsidiary of the issuing public corporation unless the interested shareholder receives the benefit proportionately as a holder of shares of the issuing public corporation.

(C) When used in connection with a Chapter 1704. transaction:

(1) “Affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, is under common control with, or acts in concert with, a specified person.

(2) “Announcement date” means the date of the first public announcement of a definitive proposal for a Chapter 1704. transaction.

(3) “Associate” of a person means any of the following:

(a) A corporation, partnership, or other entity, however organized, of which the person is an officer, director, or partner or is the beneficial owner of shares entitling that person to exercise at least ten per cent of the voting power in the election of the directors or other governing body of that corporation, partnership, or other entity;

(b) A trust or other estate, including any employee stock ownership or benefit plan, however designated, in which the person has a substantial beneficial interest or as to which the person serves as trustee or in a similar fiduciary capacity;

(c) A relative or spouse of the person, or a relative of the spouse of the person, who has the same principal residence as the person.

(4) “Beneficial owner” of shares means a person who, with respect to particular shares, meets any of the following conditions:

(a) The person directly or indirectly, alone or with others, including affiliates or associates of that person, beneficially owns the shares;

(b) The person directly or indirectly, alone or with others, including affiliates or associates of that person, has the right, whether exercisable immediately or only after the passage of time, conditionally, unconditionally, or otherwise, to acquire the shares pursuant to a written or unwritten agreement, arrangement, or understanding or upon the exercise of conversion rights, exchange rights, warrants, calls, options, or otherwise;

(c) The person directly or indirectly, alone or with others, including affiliates or associates of that person, has the right to vote or direct the voting of the shares pursuant to a written or unwritten agreement, arrangement, or understanding;

(d) The person has a written or unwritten agreement, arrangement, or understanding with another person who is directly or indirectly a beneficial owner, or whose affiliates or associates are direct or indirect beneficial owners, of the shares, if the agreement, arrangement, or understanding is for the purpose of the first person’s or the other person’s acquiring, holding, disposing of, voting, or directing the voting of the shares to or for the benefit of the first person. A bank, broker, nominee, trustee, or other person who acquires shares for the benefit of others in the ordinary course of business in good faith and not for the purpose of circumventing the provisions of this chapter shall, however, be deemed to be the beneficial owner only of shares in respect of which that person, without further instruction from others, holds voting power.

(5) “Consummation date” means the date on which consummation of a Chapter 1704. transaction occurs.

(6) “Control,” “controlled by,” or “under common control with” refers to the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the exercise of or the ability to exercise voting power, by contract, or otherwise, except that “control” of a corporation is not established for purposes of this division if a person, in good faith and not for the purpose of circumventing the provisions of this chapter, holds voting power as an agent, custodian, bank, broker, nominee, or trustee for one or more beneficial owners who do not individually or as a group have control of the corporation.

(7) “Exchange Act” means the “Securities Exchange Act of 1934,” 48 Stat. 881, 15 U.S.C.A. 78a-78jj, as amended, and any successor or replacement legislation and amendments to the successor or replacement legislation.

(8) “Interested shareholder,” with respect to an issuing public corporation, means a person other than the issuing public corporation, a subsidiary of that issuing public corporation, any employee stock ownership or benefit plan of the issuing public corporation or a subsidiary of that issuing public corporation, or any trustee or fiduciary with respect to any such plan acting in such capacity who is the beneficial owner of a sufficient number of shares of the issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which that person may exercise or direct the exercise of voting power, would entitle that person, directly or indirectly, alone or with others, including affiliates and associates of that person, to exercise or direct the exercise of ten per cent of the voting power of the issuing public corporation in the election of directors after taking into account all of that person’s beneficially owned shares that are not currently outstanding.

(9) “Disinterested shares” means voting shares beneficially owned by any person not an interested shareholder or an affiliate or associate of an interested shareholder.

(10) “Share acquisition date,” with respect to any person, means the date on which that person first becomes an interested shareholder of an issuing public corporation.

(11) “Voting shares” means shares of a domestic or foreign corporation, entitling the holder of the shares to vote at the time in the election of directors of the corporation without regard to the voting power represented by shares that thereafter may exist upon a default, failure, or other contingency.

II. 1704.02 PROHIBITING CERTAIN TRANSACTIONS DURING THREE-YEAR PERIOD.

An issuing public corporation shall not engage in a Chapter 1704. transaction for three years after an interested shareholder’s share acquisition date unless either of the following applies:

(A) Prior to the interested shareholder’s share acquisition date, the directors of the issuing public corporation have approved, for the purposes of this chapter, the Chapter 1704. transaction or the purchase of shares by the interested shareholder on the interested shareholder’s share acquisition date;

(B) Any of the provisions of section 1704.05 of the Revised Code makes this chapter inapplicable, except that if the Chapter 1704. transaction is of a type described in section 1701.76, 1701.78, 1701.79, 1701.80, 1701.801, 1701.802, or 1701.86 of the Revised Code, there also must be compliance with the provisions of that section.

III. 1704.03 CORPORATION ENGAGING IN CERTAIN TRANSACTIONS.

(A) At any time after the three-year period described in section 1704.02 of the Revised Code, the issuing public corporation may engage in a Chapter 1704. transaction, provided that if the Chapter 1704. transaction is of a type described in section 1701.76, 1701.78, 1701.79, 1701.80, 1701.801, 1701.802, or 1701.86 of the Revised Code, there is compliance with the provisions of that section, and provided that at least one of the following is satisfied:

(1) Any of the provisions of section 1704.05 of the Revised Code makes this chapter inapplicable;

(2) Prior to the interested shareholder’s share acquisition date, the directors of the issuing public corporation had approved the purchase of shares by the interested shareholder on the interested shareholder’s share acquisition date;

(3) The Chapter 1704. transaction is approved, at a meeting held for that purpose, by the affirmative vote of the holders of shares of the issuing public corporation entitling them to exercise at least two-thirds of the voting power of the issuing public corporation in the election of directors, or of such different proportion as the articles may provide, provided the Chapter 1704. transaction also is approved by the affirmative vote of the holders of at least a majority of the disinterested shares;

(4) The Chapter 1704. transaction meets both of the following conditions:

(a) It results in the receipt per share by the holders of all outstanding shares of the issuing public corporation not beneficially owned by the interested shareholder of an amount of cash that, when added to the fair market value as of the consummation date of the Chapter 1704. transaction of noncash consideration, aggregates at least the higher of the following:

(i) The figure determined under division (B)(1) of this section;

(ii) The preferential amount per share, if any, to which holders of shares of that class or series of shares are entitled upon voluntary or involuntary dissolution of the issuing public corporation, plus the aggregate amount per share of dividends declared or due that those holders are entitled to receive before payment of dividends on another class or series of shares, unless the aggregate amount per share of those dividends is included in the preferential amount.

(b) The form of consideration to be received by holders of each particular class or series of outstanding shares of the issuing public corporation in the Chapter 1704. transaction, apart from any portion that is interest, is in cash or, if the interested shareholder previously purchased shares of that class or series, is in the same form the interested shareholder previously paid to acquire the largest number of shares of that class or series, but in no event shall the fair market value of the consideration received by a holder of a share of a particular class or series of outstanding shares in the Chapter 1704. transaction be less than the current fair market value of a share of the issuing public corporation of the same class or series.

(B)(1) For purposes of making a determination under division (A)(4)(a) of this section, the figure to be used in division (A)(4)(a)(i) of this section shall be the highest, after taking into account interest to the extent provided in division (B)(2) of this section, of the following:

(a) The fair market value per share on the announcement date of the Chapter 1704. transaction;

(b) The fair market value per share on the interested shareholder’s share acquisition date;

(c) The highest price per share paid, including brokerage commissions, transfer taxes, and soliciting dealers’ fees, by the interested shareholder, or by an affiliate or associate of the interested shareholder, for shares of the same class or series within the three years immediately before and including the announcement date of the Chapter 1704. transaction;

(d) The highest price per share paid, including brokerage commissions, transfer taxes, and soliciting dealers’ fees, by the interested shareholder, or by an affiliate or associate of the interested shareholder, for shares of the same class or series within the three years immediately before and including the interested shareholder’s share acquisition date.

(2) Each determination under division (B)(1)(a), (b), (c), or (d) of this section shall include interest compounded annually from the earliest date as of which the per share fair market value was determined or on which that highest per share purchase price was paid through the consummation date of the Chapter 1704. transaction, at the rate of interest paid on one-year United States treasury obligations from time to time in effect, less the aggregate amount of any cash and the fair market value, as of the payment date, of any noncash dividends or other distributions paid per share since that date, up to the amount of the interest.

IV. 1704.04 DETERMINING FAIR MARKET VALUE OF SHARES ON DATE IN QUESTION.

(A) For purposes of this chapter, the fair market value on the date in question of shares shall be determined as follows:

(1) If that class or series of shares is listed on a United States securities exchange registered under the Exchange Act, the fair market value shall be the simple arithmetic average closing sale price during the thirty calendar days immediately before the date in question of a share of that class or series on the principal such exchange on which that class or series is listed;

(2) If that class or series of shares is not listed on an exchange described in division (A)(1) of this section, the fair market value shall be the simple arithmetic average closing bid quotation during the thirty calendar days immediately before the date in question for a share of that class or series on the national association of securities dealers automated quotation system or any similar system then in use;

(3) If no quotations described in division (A)(1) or (2) of this section are available, the fair market value shall be determined in good faith by the directors of the issuing public corporation.

(B) For purposes of this chapter, the fair market value on the date in question of property other than cash or shares shall be determined in good faith by the directors of the issuing public corporation.

V. 1704.05 EXCEPTIONS.

This chapter does not apply to any of the following:

(A) A Chapter 1704. transaction if on the interested shareholder’s share acquisition date, the issuing public corporation, other than a bank as defined in section 1101.01 of the Revised Code, did not have a class of voting shares registered or traded on a national securities exchange or registered under section 12(g) of the Exchange Act or was not required to file periodic reports and information pursuant to section 15(d) of the Exchange Act.

(B)(1) A Chapter 1704. transaction if the interested shareholder was an interested shareholder on the date immediately preceding the effective date of this section; except that this chapter shall apply, and the share acquisition date shall be the date, when the interested shareholder increases its beneficial ownership of voting power of the issuing public corporation to a proportion in excess of the proportion of voting power that the interested shareholder beneficially owned on the date immediately preceding the effective date of this section unless the interested shareholder’s subsequent increase in beneficial ownership results from or is the consequence of any of the following circumstances:

(a) The increase is by bequest or inheritance, by operation of law upon the death of any individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for the purpose of circumventing the provisions of this chapter;

(b) The increase is pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing the provisions of this chapter;

(c) The increase is the result solely of the purchase by the issuing public corporation of shares issued by it;

(d) The increase is in accordance with approval by the directors of the issuing public corporation before the increase occurred.

(2) If this chapter would have applied to the increase of beneficial ownership described in division (B)(1) of this section but for the application of an exception described in division (B)(1)(a), (b), (c), or (d) of this section, this chapter shall apply if the interested shareholder’s subsequent increase in its proportion of beneficial ownership is not the result or a consequence of any of the circumstances described in division (B)(1)(a), (b), (c), or (d) of this section.

(C) A Chapter 1704. transaction if the interested shareholder was an interested shareholder on the date immediately preceding the effective date of this section and inadvertently increases its beneficial ownership of voting power of the issuing public corporation to a proportion in excess of the proportion of voting power that the interested shareholder beneficially owned on the date immediately preceding the effective date of this section, provided that, as soon as practicable, the interested shareholder divests itself of beneficial ownership of a sufficient number of voting shares of the issuing public corporation that the interested shareholder is no longer the beneficial owner of a proportion of voting power in excess of the proportion of voting power that the interested shareholder beneficially owned on the date immediately preceding the effective date of this section.

(D)(1) A Chapter 1704. transaction if a person becomes an interested shareholder through an acquisition of voting shares that resulted from or was the consequence of any of the circumstances described in division (B)(1)(a), (b), (c), or (d) of this section, except that this chapter shall apply, and the share acquisition date shall be the date, when the interested shareholder increases its beneficial ownership of voting power of the issuing public corporation to a proportion in excess of the proportion of voting power that the interested shareholder beneficially owned on the date on which it became an interested shareholder unless the interested shareholder’s subsequent increase in beneficial ownership results from or is a consequence of any of the circumstances described in division (B)(1)(a), (b), (c), or (d) of this section.

(2) If this chapter would have applied to the acquisition of voting shares described in division (D)(1) of this section but for the application of an exception described in division (B)(1)(a), (b), (c), or (d) of this section, this chapter shall apply if the interested shareholder’s subsequent increase in its proportion of beneficial ownership is not the result or a consequence of any of the circumstances described in division (B)(1)(a), (b), (c), or (d) of this section.

(E) A Chapter 1704. transaction if a person became an interested shareholder inadvertently, provided that, as soon as practicable, the person divests itself of beneficial ownership of a sufficient number of voting shares of the issuing public corporation that the person no longer is an interested shareholder.

(F)(1) Subject to division (F)(2) of this section, a Chapter 1704. transaction if the original articles of the issuing public corporation state, or if the articles of the issuing public corporation have been amended in compliance with the provisions of section 1701.70, 1701.71, or 1701.72 of the Revised Code to state, by specific reference to this chapter, that this chapter does not apply to the corporation and if any of the following applies:

(a) The corporation had fewer than fifty shareholders or was not an issuing public corporation when the statement initially was set forth in the articles.

(b) No shareholder of the corporation qualified as an interested shareholder when the statement was initially set forth in the articles.

(c) The statement was contained in an amendment to the articles and the amendment was approved by the holders of two-thirds of all outstanding shares of the corporation entitled to vote in the election of directors and by the holders of two-thirds of all outstanding disinterested shares of the acquiring public corporation entitled to vote in the election of directors.

(2) If, however, a Chapter 1704. transaction would have been prohibited but for the adoption of an amendment to the articles in compliance with division (F)(1)(b) or (c) of this section, the issuing public corporation shall not engage in a Chapter 1704. transaction for twelve months following the adoption of the amendment; in addition, if this chapter would have applied to a person who became an interested shareholder prior to the adoption of such an amendment, this chapter shall continue to apply to a Chapter 1704. transaction between the issuing public corporation and the interested shareholder as if the amendment had not been adopted.

(G) A Chapter 1704. transaction between an acquiring public corporation and any employee benefit plan, or any trust under any employee benefit plan, established by the issuing public corporation, and any distribution or payment made by the employee benefit plan or trust to any beneficiary.

(H) A Chapter 1704. transaction that involves any acquisition of securities of an issuing public corporation pursuant to an employee stock option plan, an employee stock purchase plan, an employee stock bonus plan, an employee stock ownership plan, or any similar plan designed to benefit one or more employees established by the issuing public corporation, provided the acquisition of the securities and the establishment of, any amendment to, and the administration of the plan are in good faith and not for the purpose of circumventing the provisions of this chapter.

(I) A Chapter 1704. transaction that involves compensation directly or indirectly received by a director, officer, employee, agent, or independent contractor of an issuing public corporation in return for services rendered or to be rendered to the issuing public corporation, provided the payment of the compensation and the services rendered, or to be rendered, are in good faith and not for the purpose of circumventing the provisions of this chapter.

(J) A Chapter 1704. transaction that involves any loan of money or property of an issuing public corporation to a director, officer, employee, agent, or independent contractor of the issuing public corporation, provided the loan is designed to encourage the rendering of needed, valuable, and efficient services to the issuing public corporation and provided the loan is made and the services are rendered, or are to be rendered, in good faith and not for the purpose of circumventing the provisions of this chapter.

(K) A Chapter 1704. transaction in which an issuing public corporation makes a loan of money or other property to, guarantees any loan of money or other property to, or guarantees any obligation of, an employee stock ownership plan, as defined in Section 4975(e)(7) of the “Internal Revenue Code of 1986,” 68A Stat. 3, 26 U.S.C.A. 1, as amended, of the issuing public corporation.

VI. 1704.06 CONTENTS OF ARTICLES OF INCORPORATION.

(A) If the original articles of an issuing public corporation state, or if the articles of an issuing public corporation have been amended to state, by specific reference to this chapter, that this chapter does not apply to the corporation, the corporation may amend its articles, in compliance with the provisions of section 1701.70, 1701.71, or 1701.72 of the Revised Code, to eliminate or modify that statement.

(B) For any corporation, whether or not it is an issuing public corporation, regulations of the corporation may be adopted or amended, in compliance with the provisions of section 1701.11 of the Revised Code, to include both a statement that the provisions of this chapter apply to the corporation, whether or not it is or continues to be an issuing public corporation, in a transaction that would be a Chapter 1704. transaction for a corporation that is an issuing public corporation, and reasonable sanctions for failure to comply with the provisions of this chapter.

VII. 1704.07 OTHER APPLICABLE LAWS.

(A) The requirements of this chapter are in addition to the requirements of other applicable law, including the provisions of Chapters 1701. and 1707. of the Revised Code.

(B) Except to the extent specifically provided to the contrary by this chapter, nothing in this chapter shall limit or affect the application of any provision of Chapter 1701. or 1707. of the Revised Code that is not inconsistent with, in conflict with, or contrary to the provisions of this chapter.

(C) Except as otherwise provided in this chapter, nothing in this chapter shall be construed to affect or impair any right, remedy, obligation, duty, power, or authority of any interested shareholder, any issuing public corporation, the directors of any interested shareholder or any issuing public corporation, or any other person under the laws of this or any other state or of the United States.

(D) If any application of any provision of this chapter is for any reason held to be illegal or invalid, the illegality or invalidity shall not affect any legal and valid provision or application of this chapter, and the parts and applications of this chapter shall be severable.

Exhibit C

OHIO LAW

I. 1701.831 SHAREHOLDER REVIEW OF PROPOSED CONTROL SHARE ACQUISITIONS.

(A) Unless the articles or the regulations of the issuing public corporation provide that this section does not apply to control share acquisitions of shares of such corporation, any control share acquisition of an issuing public corporation shall be made only with the prior authorization of the shareholders of such corporation in accordance with this section.

(B) Any person who proposes to make a control share acquisition shall deliver an acquiring person statement to the issuing public corporation at the issuing public corporation’s principal executive offices. Such acquiring person statement shall set forth all of the following:

(1) The identity of the acquiring person;

(2) A statement that the acquiring person statement is given is given pursuant to this section.

(3) The number of shares of the issuing public corporation owned, directly or indirectly, by the acquiring person;

(4) The range of voting power, described in division (Z)(l)(a), (b), or (c) of section 1701.01 of the Revised code, under which the proposed control share acquisition would, if consummated, fall;

(5) A description in reasonable detail of the terms of the proposed control share acquisition;

(6) Representations of the acquiring person, together with a statement in reasonable detail of the facts upon which they are based, that the proposed control share acquisition, if consummated, will not be contrary to law, and that the acquiring person has the financial capacity to make the proposed control share acquisition.

(C)(1)  Within ten days after receipt of an acquiring person statement that complies with division (B) of this section, the directors of the issuing public corporation shall call a special meeting of shareholders of the issuing public corporation for the purpose of voting on the proposed control share acquisition. Unless the acquiring person agrees in writing to another date, such special meeting of shareholders shall be held within fifty days after receipt by the issuing public corporation of the acquiring person statement. If the acquiring person so requests in writing at the time of delivery of the acquiring person statement, such special meetings shall be held no sooner than thirty days after receipt by the issuing public corporation of the acquiring person statement. Such special meeting of shareholders shall be held no later than any other special meeting of shareholders that is called, after receipt by the issuing public corporation of the acquiring person statement, in compliance with section 1701.76, 1701.78, 1701.79, 1701.83, or 1701.831 of the Revised Code.

 (2)  If, in connection with a proposed control share acquisition, the acquiring person changes the percentage of the class of shares being sought, the consideration offered, or the security dealer’s soliciting fee; extends the expiration date of a tender offer for the shares being sought; or otherwise changes the terms of the proposed control share acquisition, then the directors of the issuing public corporation may reschedule the special meeting of shareholders required by division (C)(1) of this section. If the proposed control share acquisition is to be made pursuant to a tender offer, then the meeting may be rescheduled to a date that is not later than the expiration date of the offer. If the proposed control share acquisition is to be made other than pursuant to a tender offer, the meeting may be rescheduled to a date that is not later than ten business days after notice of the change is first given to the shareholders.

(D) Notice of the special meeting of shareholders shall be given as promptly as reasonably practicable by the issuing public corporation to all shareholders of record as of the record date set for such meeting, whether or not entitled to vote thereat. Such notice shall include or be accompanied by both of the following:

(1) A copy of the acquiring person statement delivered to the issuing public corporation pursuant to this section;

(2) A statement by the issuing public corporation, authorized by its directors, of its position or recommendation, or that it is taking no position or making no recommendation, with respect to the proposed control share acquisition.

The acquiring person may make the proposed control share acquisition if both of the following occur:

(3) The shareholders of the issuing public corporation who hold shares as of the record date of such corporation entitling them to vote in the election of directors authorize the acquisition at the special meeting held for that purpose at which a quorum is present by an affirmative vote of a majority of the voting power of such corporation in the election of directors represented at the meeting in person or by proxy, and a majority of the portion of the voting power excluding the voting power of Interested Shares represented at the meeting in person or by proxy. A quorum shall be deemed to be present at the special meeting if at least a majority of the voting power of the issuing public corporation in the election of directors is represented at the meeting in person or by proxy.

(4) The acquisition is consummated, in accordance with the terms so authorized, no later than three hundred sixty days following shareholder authorization of the control share acquisition.

(E) Except as expressly provided in this section, nothing in this section shall be construed to affect or impair any right, remedy, obligation, duty, power, or authority of any acquiring person, any issuing public corporation, the directors of any acquiring person or issuing public corporation, or any other person under the laws of this or any other state or of the United States.

(F) If any application of any provision of this section is for any reason held to be illegal or invalid, the illegality or invalidity shall not affect any legal and valid provision or application of this section and the parts and applications of this section are severable.

II. 1701.01 DEFINITIONS

As used in sections 1701.01 to 1701.98 of the Revised code, unless the context otherwise requires:

(A) “Corporation” or “domestic corporation” means a corporation for profit formed under the laws of this state.

(B) “Foreign corporation” means a corporation for profit formed under the laws of another state, and “foreign entity” means an entity formed under the laws of another state.

(C) “State” means the united states; any state, territory, insular possession, or other political subdivision of the united States, including the District of Columbia; any foreign country or nation; and any province, territory, or other political subdivision of such foreign country or nation.

(D) “Articles” includes original articles of incorporation, certificates of reorganization, amended articles, and amendments to any of these, and, in the case of a corporation created before September 1, 1851, the special charter and any amendments to it made by special act of the general assembly or pursuant to general law.

(E) “Incorporator” means a person who signed the original articles of incorporation.

(F) “shareholder” means a person whose name appears on the books of the corporation as the owner of shares of such corporation. Unless the articles, the regulations, or the contract of subscription otherwise provides, ’shareholder” includes a subscriber to shares, whether the subscription is received by the incorporators or pursuant to authorization by the directors, and such shares shall be deemed to be outstanding shares.

(G) “Person” includes, without limitation, a natural person, a corporation, whether nonprofit or for profit, a partnership, a limited liability company, an unincorporated society or association, and two or more persons having a joint or common interest.

(H) The location of the “principal office” of a corporation is the place named as the principal office in its articles.

(I) The “express terms” of shares of a class are the statements expressed in the articles with respect to such shares.

(J) shares of a class are “junior” to shares of another class when any of their dividend or distribution rights are subordinate to, or dependent or contingent upon, any right of, or dividend on, or distribution to, shares of such other class.

(K) “Treasury shares” means shares belonging to the corporation and not retired that have been either issued and thereafter acquired by the corporation or paid as a dividend or distribution in shares of the corporation on treasury shares of the same class; such shares shall be deemed to be issued, but they shall not be considered as an asset or a liability of the corporation, or as outstanding for dividend or distribution, quorum, voting, or other purposes, except, when authorized by the directors, for dividends or distributions in authorized but unissued shares of the corporation of the same class.

(L) To “retire” a share means to restore it to the status of an authorized but unissued share.

(M) “Redemption price of shares” means the amount required by the articles to be paid on redemption of shares.

(N) “Liquidation price” means the amount or portion of assets required by the articles to be distributed to the holders of shares of any class upon dissolution, liquidation, merger, or consolidation of the corporation, or upon sale of all or substantially all of its assets.

(O) “Insolvent” means that the corporation is unable to pay its obligations as they become due in the usual course of its affairs.

(P) “parent corporation” or “parent” means a domestic or foreign corporation that owns and holds of record shares of another corporation, domestic or foreign, entitling the holder of the shares at the time to exercise a majority of the voting power in the election of the directors of the other corporation without regard to voting power that may thereafter exist upon a default, failure, or other contingency; “subsidiary corporation” or “subsidiary” means a domestic or foreign corporation of which another corporation, domestic or foreign, is the parent.

(Q) “Combination” means a transaction, other than a merger or consolidation, wherein either of the following applies:

(1) voting shares of a domestic corporation are issued or transferred in consideration in whole or in part for the transfer to itself or to one or more of its subsidiaries, domestic or foreign, of all or substantially all the assets of one or more corporations, domestic or foreign, with or without good will or the assumption of liabilities;

(2) voting shares of a foreign parent corporation are issued or transferred in consideration in whole or in part for the transfer of such assets to one or more of its domestic subsidiaries.

“Transferee corporation” in a combination means the corporation, domestic or foreign, to which the assets are transferred, and “transferor corporation” in a combination means the corporation, domestic or foreign, transferring such assets and to which, or to the shareholders of which, the voting shares of the domestic or foreign corporation are issued or transferred.

(R) “Majority share acquisition” means the acquisition of shares of a corporation, domestic or foreign, entitling the holder of the shares to exercise a majority of the voting power in the election of directors of such corporation without regard to voting power that may thereafter exist upon a default, failure, or other contingency, by either of the following:

(1) A domestic corporation in consideration in whole or in part, for the issuance or transfer of its voting shares;

(2) A domestic or foreign subsidiary in consideration in whole or in part for the issuance or transfer of voting shares of its domestic parent.

(S) “Acquiring corporation” in a combination means the domestic corporation whose voting shares are issued or transferred by it or its subsidiary or subsidiaries to the transferor corporation or corporations or the shareholders of the transferor corporation or corporations; and “acquiring corporation” in a majority share acquisition means the domestic corporation whose voting shares are issued or transferred by it or its subsidiary in consideration for shares of a domestic or foreign corporation entitling the holder of the shares to exercise a majority of the voting power in the election of directors of such corporation.

(T) when used in connection with a combination or a majority share acquisition, “voting shares” means shares of a corporation, domestic or foreign, entitling the holder of the shares to vote at the time in the election of directors of such corporation without regard to voting power which may thereafter exist upon a default, failure, or other contingency.

(U) “An emergency” exists when the governor, or any other person lawfully exercising the power and discharging the duties of the office of governor, proclaims that an attack on the united States or any nuclear, atomic, or other disaster has caused an emergency for corporations, and such an emergency shall continue until terminated by proclamation of the governor or any other person lawfully exercising the powers and discharging the duties of the office of governor.

(V) “Constituent corporation” means an existing corporation merging into or into which is being merged one or more other entities in a merger or an existing corporation being consolidated with one or more other entities into a new entity in a consolidation, whether any of the entities is domestic or foreign, and “constituent entity” means any entity merging into or into which is being merged one or more other entities in a merger, or an existing entity being consolidated with one or more other entities into a new entity in a consolidation, whether any of the entities is domestic or foreign.

(W) “Surviving corporation” means the constituent domestic or foreign corporation that is specified as the corporation into which one or more other constituent entities are to be or have been merged, and “surviving entity” means the constituent domestic or foreign entity that is specified as the entity into which one or more other constituent entities are to be or have been merged.

(X) “Close corporation agreement” means an agreement that satisfies the three requirements of division (A) of section 1701.591 of the Revised code.

(Y) “Issuing public corporation” means a domestic corporation with fifty or more shareholders that has its principal place of business, its principal executive offices, assets having substantial value, or a substantial percentage of its assets within this state, and as to which no valid close corporation agreement exists under division (H) of section 1701.591 of the Revised code.

(Z) (1) “Control share acquisition” means the acquisition, directly or indirectly, by any person of shares of an issuing public corporation that, when added to all other shares of the issuing public corporation in respect of which such person may exercise or direct the exercise of voting power as provided in this division, would entitle such person, immediately after such acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of the voting power of the issuing public corporation in the election of directors within any of the following ranges of such voting power:

(a) One-fifth or more but less than one-third of such voting power;

(b) One-third or more but less than a majority of such voting power;

(c) A majority or more of such voting power.

A bank, broker, nominee, trustee, or other person who acquires shares in the ordinary course of business for the benefit of others in good faith and not for the purpose of circumventing section 1701.831 of the Revised Code shall, however, be deemed to have voting power only of shares in respect of which such person would be able, without further instructions from others, to exercise or direct the exercise of votes on a proposed control share acquisition at a meeting of shareholders called under section 1701.831 of the Revised code.

(2) The acquisition by any person of any shares of an issuing public corporation does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised Code if the acquisition was or is consummated in, results from, or is the consequence of any of the following circumstances:

(a) Prior to November 19, 1982;

(b) Pursuant to a contract existing prior to November 19, 1982;

(c) By bequest or inheritance, by operation of law upon the death of an individual, or by any other transfer without valuable consideration, including a gift, that is made in good faith and not for the purpose of circumventing section 1701.831 of the Revised code;

(d) Pursuant to the satisfaction of a pledge or other security interest created in good faith and not for the purpose of circumventing section 1701.831 of the Revised code;

(e) Pursuant to a merger or consolidation adopted, or a combination or majority share acquisition authorized, by shareholder vote in compliance with section 1701.78, 1701.781, or 1701.83 of the Revised Code provided the issuing public corporation is the surviving or new corporation in the merger or consolidation or is the acquiring corporation in the combination or majority share acquisition;

(f) The person’s being entitled, immediately thereafter, to exercise or direct the exercise of voting power of the issuing public corporation in the election of directors within the same range theretofore attained by that person either in compliance with the provisions of section 1701.831 of the Revised Code or as a result solely of the issuing public corporation’s purchase of shares issued by it.

The acquisition by any person of shares of an issuing public corporation in a manner described under division (Z)(2) of this section shall be deemed a control share acquisition authorized pursuant to section 1701.831 of the Revised code within the range of voting power under division (Z)(1)(a) , (b), or (c) of this section that such person is entitled to exercise after such acquisition, provided, in the case of an acquisition in a manner described under division (z)(2)(c) or (d) of this section, the transferor of shares to such person had previously obtained any authorization of shareholders required under section 1701.831 of the Revised code in connection with such transferor’s acquisition of shares of the issuing public corporation.

(3) The acquisition of shares of an issuing public corporation in good faith and not for the purpose of circumventing section 1701.831 of the Revised code from any person whose control share acquisition previously had been authorized by shareholders in compliance with section 1701.831 of the Revised code, or from any person whose previous acquisition of shares of an issuing public corporation would have constituted a control share acquisition but for division (Z)(2) or (3) of this section, does not constitute a control share acquisition for the purpose of section 1701.831 of the Revised code unless such acquisition entitles the person making the acquisition, directly or indirectly, alone or with others, to exercise or direct the exercise of voting power of the corporation in the election of directors in excess of the range of such voting power authorized pursuant to section 1701.831 of the Revised code, or deemed to be so authorized under division (Z)(2) of this section.

(AA) “Acquiring person” means any person who has delivered an acquiring person statement to an issuing public corporation pursuant to section 1701.831 of the Revised Code.

(BB) “Acquiring person statement” means a written statement that complies with division (B) of section 1701.831 of the Revised code.

(CC) “Interested shares” means the shares of an issuing public corporation in respect of which any of the following persons may exercise or direct the exercise of the voting power of the corporation in the election of directors:

(a) An acquiring person;

(b) Any officer of the issuing public corporation elected or appointed by the directors of the issuing public corporation;

(c) Any employee of the issuing public corporation who is also a director of such corporation;

(d) Any person that acquires such shares for valuable consideration during the period beginning with the date of the first public disclosure of a proposed control share acquisition of the issuing public corporation or any proposed merger, consolidation, or other transaction that would result in a change in control of the corporation or all or substantially all of its assets, and ending on the record date established by the directors pursuant to section 1701.45 and division (D) of section 1701.831 of the Revised code, if either of the following applies:

(i) The aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with the person, for all such shares exceeds two hundred fifty thousand dollars;

(ii) The number of shares acquired by the person who acquired the shares, and any other persons acting in concert with the person, exceeds one-half of one percent of the outstanding shares of the corporation entitled to vote in the election of directors.

(e) Any person that transfers such shares for valuable consideration after the record date described in division (CC)(l)(d) of this section as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

(f) If any part of this division is held to be illegal or invalid in application, the illegality or invalidity does not affect any legal and valid application thereof or any other provision or application of this division or section 1701.831 of the Revised code that can be given effect without the invalid or illegal provision, and the parts and applications of this division are severable.

(DD) “Certificated security” and “uncertificated security” have the same meanings as in section 1308.01 of the Revised Code.

(EE) “Entity” means any of the following:

(1) A for profit corporation existing under the laws of this state or any other state;

(2) Any of the following organizations existing under the laws of this state, the United States, or any other state:

(a) A business trust or association;

(b) A real estate investment trust;

(c) A common law trust;

(d) An unincorporated business or for profit organization, including a general or limited partnership;

(e) A limited liability company;

(f) A nonprofit corporation.

Exhibit D

PRESUMPTIONS AND PROCEDURES FOR SPECIAL MEETING

To:  IVS Associates, Inspector of Election

From:  Cleveland-Cliffs Inc

Date:  August 28, 2008

Re:	Special Meeting of Shareholders to be held on October 3, 2008 — Presumptions, Procedures, and Methods of Calculation for the Shareholders Votes to be taken under the Ohio Control Share Acquisition Statute

1. A corporation’s officers and directors have the power as well as the fiduciary obligation to establish rules to conduct fair and efficient shareholder meetings and elections that are consistent with Ohio law. Section 1701.50 of the Ohio Revised Code authorizes the directors to appoint inspectors of election, and Cleveland-Cliffs has appointed IVS Associates as the Inspector of Election (the “Inspector”). The Cleveland-Cliffs board of directors may, if it deems it appropriate, appoint a presiding inspector of election (the “Presiding Inspector”) to work with and oversee the Inspector. The matters set forth in this Memorandum have been developed by Cleveland-Cliffs in consultation with the Inspector in connection with its appointment as such by Cleveland-Cliffs.

2. At the Special Meeting, Cleveland-Cliffs shareholders will be asked to approve, pursuant to the Ohio Control Share Acquisition Statute, a resolution authorizing the Control Share Acquisition proposed by Harbinger. Authorization for the control share acquisition requires: (a) the affirmative vote of the holders of a majority of the voting power entitled to vote in the election of Cleveland-Cliffs directors represented at the Special Meeting in person or by proxy (the “First Majority Approval”); and (b) the affirmative vote of the holders of a majority of the portion of the voting power represented at the Special Meeting in person or by proxy, excluding any shares which are “Interested Shares,” as defined under the Ohio Control Share Acquisition Statute (the “Second Majority Approval”). No other proposals or business are expected to be proposed or conducted at the Special Meeting.

3. Cleveland-Cliffs will include a certification as to eligibility to vote, in the form of Schedule A hereto (the “Certification of Eligibility”), on the WHITE proxy card distributed by it for the Special Meeting. Cleveland-Cliffs will request that Harbinger include a conforming certification of eligibility on any proxy card distributed by Harbinger for the Special Meeting. Upon request, Cleveland-Cliffs will supply shareholders with a separate certification of eligibility form that shareholders using the proxy card circulated by Harbinger may use to certify their eligibility (in case the proxy card distributed by Harbinger does not provide a conforming certification of eligibility). Cleveland-Cliffs will request depositories, banks, brokerage houses, other institutions, nominees and fiduciaries holding shares beneficially owned by other parties (each a “Nominee”) to include a conforming certification of eligibility on all materials distributed to such beneficial owners seeking instructions from the beneficial owners as to how to vote such shares.

4. At the Special Meeting, the Presiding Inspector and the Inspector shall endeavor to determine whether the required quorum is present. Absent a definitive determination to that effect, the quorum shall be presumed to be present to allow the business of the meeting to go forward, even though the final calculation to determine whether the required quorum is present may not be completed for a number of days thereafter.

5. Whether a quorum is present for the First Majority Approval and Second Majority Approval votes will be determined in the customary way: by computing whether more than one-half the sum of all outstanding shares on the books and records of Cleveland-Cliffs as of the Record Date eligible to vote are present in person or by valid proxy.

6. For quorum purposes as to both the First Majority Approval vote and Second Majority Approval vote, the total number of shares eligible to vote at the Special Meeting (“T”), will equal the total number of outstanding shares as of the close of business on September 2, 2008 (“the Record Date”), as reported by Cleveland-Cliffs’ transfer agent. Of the shares eligible to vote at the Special Meeting the number present at the meeting (“P[1]”) will equal all such shares present in person or by proxy. For purposes of both the First Majority Approval vote and the Second Majority Approval vote, a quorum is present if P[1] is greater than one-half T.

7. If the quorum requirement is not met, neither vote shall be conducted, tabulated or announced, and the Control Share Acquisition shall be considered to have not been approved.

8. For each share as to which the certification of eligibility on the proxy card indicates eligibility to vote in the Second Majority Approval vote, it will be presumed that such share is eligible to be voted in the Second Majority Approval vote.

9. For each share as to which the Certification of Eligibility on the proxy card, or separate certification of eligibility does not indicate eligibility to vote in the Second Majority Approval vote, or where there is no form of certification of eligibility provided (as where a proxy card lacks a form of certification and no separate information card is provided), it will be presumed that such share is ineligible to be voted in the Second Majority Approval vote.

10. For purposes of determining the eligibility of shares for the Second Majority Approval vote, the “Restricted Period” will commence on August 14, 2008, the date of the first public disclosure of Harbinger’s proposed acquisition, and will end on the Record Date for the Special Meeting. Shareholders who acquire shares of Cleveland-Cliffs prior to the commencement of the Restricted Period and who acquire “Interested Shares” during the Restricted Period for an aggregate consideration in excess of $250,000, or acquire more than one-half of one percent of the outstanding Cleveland-Cliffs shares, shall be entitled to have their Cleveland-Cliffs shares acquired prior to the Restricted Period voted in determining whether the Second Majority Approval has been obtained if an appropriate certification of eligibility with respect to such shares is provided. The form of proxy/certification of eligibility shall provide a means for such shareholders to indicate the number of shares acquired during the Restricted Period. If a shareholder indicates on the proxy/certification of eligibility that they own “Interested Shares” but does not specify how many of such shares were acquired during the Restricted Period, it will be presumed that all shares represented by such proxy/certification of eligibility are “Interested Shares.”

11. It will be presumed that proxy and Certification of Eligibility signers have truthfully and completely carried out their undertaking to supplement eligibility data in accordance therewith.

12. It will be presumed that shares present in person or by proxy, but not voted at the meeting, are held by people and entities who have determined to abstain.

13. If the quorum requirement is met, a vote constituting the First Majority Approval would require that the number of shares voted in favor of the proposed control share acquisition exceeds one-half of P[1]. Expressed algebraically, if in the First Majority Approval vote the number of shares voted “for” equals N[1], the acquisition is approved by the First Majority Approval vote if N[1] > 1/2 P[1].

14. For purposes of calculating the Second Majority Approval vote, X equals the number of shares present at the meeting as to which the Certificate of Eligibility on the proxy/certification of eligibility is not marked indicating eligibility. The total number of shares eligible to vote at the meeting for purposes of the Second Majority Approval (“P[2]”) will be calculated by deducting X from P[1]. Expressed algebraically, P[1] − X = P[2].

15. If the quorum requirement is met, a vote constituting the Second Majority Approval would require that the number of shares voted in favor of the proposed control share acquisition exceeds one-half of the number of eligible shares present (P[2]). Expressed algebraically, if in the Second Majority Approval vote the number of shares voted “for” equals “N[2]”, the acquisition is approved by the Second Majority Approval vote if N[2] > 1/2 P[2].

16. It is presumed that Cleveland-Cliffs can conduct a fair, honest, and efficient election. There is no such thing as a perfect election.

17. It is presumed that shares of stock owned by a corporation are eligible to be voted at the Special Meeting, absent a statute or a provision in the corporation’s articles of incorporation or regulations or similar governing documents to the contrary.

18. It will be presumed that Cleveland-Cliffs’ transfer agent has accurately listed the names of record holders as of the Record Date.

19. It will be presumed that Cleveland-Cliffs’ transfer agent has correctly calculated and listed the number of shares held by each such person.

20. It will be presumed that proxies regular on their face are valid.

21. Whenever ambiguity arises in connection with a proxy/certification of eligibility, presumptions and determinations shall be made in favor of enfranchising stockholders and affirming the eligibility of their shares to be voted, as opposed to disenfranchising stockholders by finding their shares ineligible to be voted. When a matter arises not covered by these rules and presumptions, validity rather than invalidity and eligibility rather than ineligibility shall be the favored presumptions.

22. It will be presumed that each signature on a proxy or Certification of Eligibility is genuine.

23. It will be presumed that a signature made on behalf of a business entity is made by a person authorized to act for the entity.

24. It will be presumed that a signature made in a fiduciary capacity is made by a person with authority to act in that capacity.

25. It will be presumed that signatures that are hand-printed, made by rubber stamp or other mechanical device or by facsimile are valid.

26. It will be presumed that, in the case of signatures where initials or abbreviations are used in place of names of record, where names are used in place of initials in a name of record, where first and middle names or initials are added, or deleted from a name of record, where a married name is used in place of a maiden name of record, where titles are added or deleted from the name of record, or where organization indicia such as Co., Corp., Ltd., LLP and the like are added or deleted from the name of record, the proxy/certification of eligibility is valid.

27. It will be presumed that a proxy/certification of eligibility, if dated, was executed on the date indicated.

28. It will be presumed that undated proxies and certifications of eligibility otherwise regular are valid.

29. Where a record owner submits multiple proxies/certification of eligibility, the most recent submission before the polls close will be presumed valid, to be determined by the date on the proxy/information card, or in the case of multiple proxies/certification of eligibility executed of even date by the most recent postmark or other similarly verifiable transmission date and time.

30. Where a proxy/certification of eligibility is legibly signed by a record owner, it will be presumed valid even if the proxy/certification of eligibility indicates no number of shares, no printed or stenciled name or address, or states any such information incorrectly, in which case the number of shares shown on the corporate records shall control.

31. Unless otherwise expressly indicated to the contrary, a proxy/certification of eligibility will be presumed as intended to vote all the shares of the record owner submitting the proxy/certification of eligibility.

32. It is presumed that Nominees will comply with applicable laws, including SEC rules for obtaining and reporting votes cast by the beneficial owners, by:

(a) correctly identifying each beneficial owner as of the record date;

(b) correctly computing the number of shares held by each as of the record date;

(c) taking all reasonable and customary steps to communicate with each beneficial owner;

(d) accurately tabulating the information transmitted to them from beneficial owners; and

(e) truthfully and accurately reporting that tabulation on an omnibus proxy.

33. Proxies/certifications of eligibility transmitted by telegram, telex, telecopy or similar conveyance will be presumed valid, so long as they conform to the content of the relevant proxy/certification of eligibility.

34. It will be presumed that proxies/certifications of eligibility were not signed by persons who suffer a legal disability of any kind or under fraudulent or coercive circumstances.

35. It will be presumed that people who appear to vote in person are who they say they are, and are not impostors impersonating record stockholders.

36. Notwithstanding any other provision herein:

(a) All proxies/certifications of eligibility received from a Nominee will be counted, provided that (1) the total number of shares represented by such proxies/certifications of eligibility does not exceed the sum of (A) the total number of shares registered in the name of such Nominee plus (B) the total number of shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the shares held for its account, (2) no specific language has been added to any proxy/certification of eligibility, aside from the printed language on the proxy/certification of eligibility form, expressly revoking any prior proxy or proxies/certifications of eligibility solicited by the same party, but any such revocation shall be given effect, and (3) a later dated proxy/certification of eligibility bearing one account number or other identifying number or symbol will revoke any earlier dated proxy/certification of eligibility which bears the same account number or other identifying number or symbol and shares.

(b) Except as provided in the following sentence, where the total number of shares represented by proxies submitted by a single Nominee exceeds the sum of (A) the total number of shares registered in the name of such Nominee plus (B) the total number of shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the shares held for its account, the Inspector shall endeavor to procure an explanation for the overvote, as expeditiously as possible, by telephonic statement from such Nominee, as the Inspector deems appropriate, and after receiving and considering such information the Inspector shall determine the manner in which the proxies/certifications of eligibility shall be voted. Notwithstanding anything herein stated, in the event of such an overvote, if all of such proxies/certifications of eligibility submitted by a single Nominee are in favor of, or against, authorization of the proposed control share acquisition, such proxies/certifications of eligibility shall be deemed valid for a number of shares equal to the sum of (A) the total number of shares registered in the name of such Nominee plus (B) the total number of shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the shares held for its account.

(c) A Nominee proxy/certification of eligibility may be signed in the name of the Nominee as registered, without requiring the signature of an individual as a partner or as an officer.

37. Notwithstanding anything herein contained, in the absence of other ambiguity, as determined by the Inspector, a Nominee proxy which does not specify a designated number of shares shall be valid for the sum of (A) the total number of shares registered in the name of such Nominee and (B) the total number of shares held for the account of such Nominee by any depositary which has submitted an omnibus proxy authorizing such Nominee to vote the shares held for its account.

38. The truth and accuracy of any Certification of Eligibility used as the basis for making any calculation hereunder for the Special Meeting may be challenged by evidence deemed competent and reliable by the Presiding Inspector which is timely submitted prior to the certification of the vote, in which case the eligibility of any share to be voted will be determined by the Presiding Inspector as provided below. Besides any such extrinsic evidence mentioned in the preceding sentence or elsewhere herein, if the classification of a share as “interested” or as not “interested” is called into question by a timely challenge supported by competent and reliable evidence, the Presiding Inspector shall undertake such inquiry as the Presiding Inspector deems appropriate to resolve the matter in the light of Sections 1701.01(CC), 1701.50, and 1701.831 of the Ohio Revised Code, the books and records of Cleveland-Cliffs, and this Memorandum, unless otherwise provided by Ohio law. All challenges, regardless of nature, are to be determined by the Presiding Inspector in consultation with the Inspector. In the event that no Presiding Inspector is appointed, all decisions, determinations and inquiries required to be made by the Presiding Inspector hereunder shall be made by the Inspector. Cleveland-Cliffs will request the Inspector to conduct the review and tabulation of proxies as expeditiously as possible so that the results of the vote may be determined at the earliest practicable date. Any matter not expressly covered by this Memorandum shall be dealt with in accordance with Ohio law.

SCHEDULE A TO STATEMENT OF
PRESUMPTIONS AND PROCEDURES FOR SPECIAL MEETING

CERTIFICATION AS TO ELIGIBILITY TO VOTE

As described in the Proxy Statement, the Ohio Control Share Acquisition Statute requires that the Control Share Acquisition be authorized by a vote of the majority shares of Cleveland-Cliffs Inc (“Cleveland-Cliffs”) entitled to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any “Interested Shares.” Any terms used but not defined herein shall have the meaning assigned to them in the Proxy Statement. For purposes of the Ohio Control Share Acquisition Statute, “Interested Shares” means the Cleveland-Cliffs shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

1. Harbinger or any of its Affiliates;

2. Any officer of Cleveland-Cliffs elected or appointed by the directors of Cleveland-Cliffs;

3. Any employee of Cleveland-Cliffs who is also a director of Cleveland-Cliffs;

4. Any person that acquires shares of Cleveland-Cliffs for valuable consideration during the period beginning on August 14, 2008 and ending on September 2, 2008 (the “Record Date”) if (i) the aggregate consideration paid or given by the person who acquired the Cleveland-Cliffs shares, and any other persons acting in concert with the person, for all those shares exceeds $250,000, or (ii) the number of shares acquired by the person who acquired such shares, and any other persons acting in concert with that person, exceeds one-half of one percent of the outstanding shares of Cleveland-Cliffs entitled to vote in the election of directors; or

5. Any person that transfers such shares for valuable consideration after the Record Date as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this proxy card, the undersigned hereby certifies that the shares being voted pursuant to this proxy card are:

(Please mark only one Box)

[ ]	not “Interested Shares” as defined in the Ohio Control Share Acquisition Statute.

OR

[ ]	“Interested Shares” as defined in the Ohio Control Share Acquisition Statute.

If you own “Interested Shares” because you acquired more than $250,000 of Cleveland-Cliffs shares or more than 0.5% of the outstanding shares of Cleveland-Cliffs between August 14, 2008 and the Record Date, please indicate in the following space the number of shares you acquired prior to August 14, 2008, which you continued to own as of the Record Date and therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.

Number of shares acquired prior to August 14, 2008, which continue to be owned as of the Record Date:                     .

If you checked the “Interested Shares” box but did not indicate how many eligible shares you own that were purchased prior to August 14, 2008, all of your shares will be considered “Interested Shares” and therefore will not be eligible to vote in connection with the Second Majority Approval at the Special Meeting.

If (i) no box is checked indicating whether shares represented by this proxy card are “Interested Shares” or (ii) both of the above-boxes are checked, the shares represented by this proxy will be deemed to be “Interested Shares” and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

By signing on the reverse side, you (a) instruct that the shares represented by this proxy card be voted as marked on the front side; (b) certify whether or not your shares are “Interested Shares” as defined in the Ohio Control Share Acquisition Statute; and (c) undertake to notify Cleveland-Cliffs if at any time after the Record Date you transfer shares entitled to vote in the election of directors, for valuable consideration, accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

IMPORTANT

Your vote is very important! No matter how many shares you own, vote AGAINST the Control Share Acquisition proposal TODAY by completing signing, dating and mailing the enclosed WHITE proxy card in the postage-paid envelope provided. Please be sure to complete the certification included on the reverse side of the WHITE proxy card and to mark the appropriate box indicating whether you are a holder of Interested Shares.

If you have any questions, or need any assistance in voting your shares or determining whether you are a holder of Interested Shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll-free at 877-456-3507 (Banks and brokers may call collect at 212-750-5833.) If your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please follow the instructions provided by your bank or broker in order to vote AGAINST the Control Share Acquisition proposal and provide your certification.

[FORM OF PROXY — FRONT — WHITE]

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CLEVELAND-CLIFFS INC FOR THE SPECIAL MEETING OF SHAREHOLDERS

UNDER SECTION 1701.831 OF THE OHIO REVISED CODE

The undersigned hereby i) appoints Traci L. Forrester and James D. Graham, and each of them, with full power of substitution and resubstitution, attorneys and proxies of the undersigned to vote all of the outstanding shares of Cleveland-Cliffs Inc (“Cleveland-Cliffs”) that the undersigned is entitled to vote, and with all the power that the undersigned would possess, if personally present, and/or ii) directs T. Rowe Price Trust Company, as directed Trustee, to appoint Traci L. Forrester and James D. Graham, and each of them, with full power of substitution and resubstitution, attorneys and proxies of the undersigned to vote all Cleveland-Cliffs common shares credited to the accounts of the undersigned in the Northshore Mining Company and Silver Bay Power Company Retirement Savings Plan (the “Plan”) as of the Record Date, as directed hereon on the following matters, and, in their discretion, on any other matters that may properly be presented at the special meeting of Cleveland-Cliffs to be held on October 3, 2008 (the “Special Meeting”), or at any adjournment or postponement of the Special Meeting. To the extent that the Trustee has not received the directions from the undersigned by 5:00 p.m., Eastern Time, on September 29, 2008, with respect to any Plan shares, such Plan shares will not be voted at the Special Meeting.

If no directions are given, this proxy will be voted AGAINST the Control Share Acquisition proposal.

CLEVELAND-CLIFFS BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

AGAINST THE PROPOSAL SET FORTH BELOW

CONTROL SHARE ACQUISITION PROPOSAL: A resolution of Cleveland-Cliffs’ shareholders authorizing the control share acquisition of Cleveland-Cliffs common shares pursuant to the acquiring person statement of Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P. dated August 14, 2008.

☐ AGAINST          ☐  ABSTAIN          ☐ FOR

All previous proxies given by the undersigned to vote at the Special Meeting or at any adjournment or postponement thereof are hereby revoked.

Date: , 2008

(Signature)

(Signature, if jointly held)

(Title)

NOTE: Please sign your name exactly as it appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If signing on behalf of a corporation, please sign in full corporate name by the president or other authorized officer(s). If signing on behalf of a partnership, please sign in full partnership name by authorized person(s).

Please be sure to read the certification included on the reverse side of this proxy card and to mark the appropriate box indicating whether you are a holder of “Interested Shares.”

[FORM OF PROXY — REVERSE]

CERTIFICATION AS TO ELIGIBILITY TO VOTE

As described in the Proxy Statement, the Ohio Control Share Acquisition Statute requires that the control share acquisition be authorized by a vote of the majority of shares of Cleveland-Cliffs Inc (“Cleveland-Cliffs”) to vote in the election of directors represented at the Special Meeting in person or by proxy, excluding any “Interested Shares.” Any terms used but not defined herein shall have the meaning assigned to them in the Proxy Statement. For purposes of the Ohio Control Share Acquisition Statute, “Interested Shares” means the Cleveland-Cliffs shares in respect of which any of the following persons may exercise or direct the exercise of the voting power:

1. Harbinger or any of its affiliates;

2. Any officer of Cleveland-Cliffs elected or appointed by the directors of Cleveland-Cliffs;

3. Any employee of Cleveland-Cliffs who is also a director of Cleveland-Cliffs;

4. Any person that acquires shares of Cleveland-Cliffs for valuable consideration during the period beginning on August 14, 2008 and ending on the Record Date if (i) the aggregate consideration paid or given by the person who acquired the shares, and any other persons acting in concert with the person, for all those shares exceeds $250,000, or (ii) the number of shares acquired by the person who acquired such shares, and any other persons acting in concert with that person, exceeds one-half of one percent of the outstanding shares of Cleveland-Cliffs entitled to vote in the election of directors; or

5. Any person that transfers such shares for valuable consideration after the Record Date as to shares so transferred, if accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

As of the date upon which the undersigned executes this proxy card, the undersigned hereby certifies that the shares being voted pursuant to this proxy card are:

(Please mark only one Box)

[ ]	not “Interested Shares” as defined in the Ohio Control Share Acquisition Statute.

OR

[ ]	“Interested Shares” as defined in the Ohio Control Share Acquisition Statute.

If you own “Interested Shares” because you acquired more than $250,000 of Cleveland-Cliffs Shares or more than 0.5% of the outstanding shares of Cleveland-Cliffs between August 14, 2008 and the Record Date please indicate in the following space the number of shares you acquired prior to August 14, 2008, which you continued to own as of the Record Date and therefore will be entitled to vote in connection with the Second Majority Approval at the Special Meeting.

Number of shares acquired prior to August 14, 2008, which continue to be owned as of the Record Date:                     .

If you checked the “Interested Shares” box but did not indicate how many eligible shares you own that were purchased prior to August 14, 2008, all of your shares will be considered “Interested Shares” and therefore will not be eligible to vote in connection with the Second Majority Approval at the Special Meeting.

If (i) no box is checked indicating whether shares represented by this proxy card are “Interested Shares,” or (ii) both of the above-boxes are checked the shares represented by this proxy will be deemed to be “Interested Shares” and therefore ineligible to vote in connection with the Second Majority Approval, as described in the Proxy Statement.

By signing on the reverse side, you (a) instruct that the shares represented by this proxy card be voted as marked on the front side; (b) certify whether or not your shares are “Interested Shares” as defined in the Ohio Control Share Acquisition Statute; and (c) undertake to notify Cleveland-Cliffs if at any time after the Record Date you transfer shares entitled to vote in the election of directors, for valuable consideration, accompanied by the voting power in the form of a blank proxy, an agreement to vote as instructed by the transferee, or otherwise.

SPECIAL MEETING VOTING INSTRUCTIONS IN CONNECTION WITH
PROVISIONS OF THE OHIO CONTROL SHARE ACQUISITION STATUTE

CLEVELAND-CLIFFS INC

Voting Procedures — Beneficial Owners

To All Banks, Brokers and Nominees:

Enclosed is the Proxy Statement of Cleveland-Cliffs Inc (“Cleveland-Cliffs”) dated September 8, 2008, (the “Proxy Statement”) for the special meeting of shareholders to be held on October 3, 2008 (the “Special Meeting”). Cleveland-Cliffs shareholders:

(i) who were holders of record as of September 2, 2008 (the “Record Date”) of Cleveland-Cliffs common share, par value $0.125 and holders of shares of Series A-2 Preferred Stock of Cleveland-Cliffs, AND

(ii) who certify as to the eligibility of such voting shares under the criteria set forth on the back of the form of proxy attached to the Proxy Statement, will be entitled to have their shares voted in determining whether the acquisition of common shares pursuant to the acquiring person statement of Harbinger Capital Partners Master Fund I, Ltd. (the “Master Fund”) and Harbinger Capital Partners Special Situations Fund, L.P. (the “Special Fund”, and together with the Master Fund, “Harbinger”) dated August 14, 2008 (the “Control Share Acquisition”), has been authorized by the Second Majority Approval (as defined in the Proxy Statement) as required by Section 1701.831 of the Ohio Revised Code (the “Ohio Control Acquisition Statute”). All holders of shares as of the Record Date will be entitled to have their shares voted in determining whether the Control Share Acquisition has been authorized by the First Majority Approval (as defined in the Proxy Statement) as required by the Ohio Control Acquisition Statute.

To enable Cleveland-Cliffs to tabulate the voting by beneficial owners of shares held in your name, a special WHITE proxy card (which includes a related certification of eligibility) has been prepared for use in tabulating the number of shares that are eligible to be voted in determining whether the Control Share Acquisition has received the Second Majority Approval. On this card, the beneficial owner must certify whether or not such person’s shares are Interested Shares. If some but not all of its shares owned are Interested Shares, the beneficial owner must certify the number of shares that are not Interested Shares. If the beneficial owner does not make a certification, or fails to specify the number of such owner’s shares that are not Interested Shares, all of such beneficial owner’s shares shall be deemed to be Interested Shares. Such beneficial owner must by the same signature give instructions as to the voting of the shares it beneficially owns.

In the case of shareholders who both (i) beneficially own shares that are Interested Shares because they were acquired during the period commencing on August 14, 2008, the date of the first public disclosure of Harbinger’s acquiring person statement, and ending on the Record Date for the Special Meeting (the “Restricted Period”) for an aggregate consideration in excess of $250,000 and (ii) own voting shares that are not “Interested Shares” because they were acquired prior to the Restricted Period and otherwise do not meet the definition of Interested Shares, such shares that are not Interested Shares will be counted and voted in determining whether the Second Majority Approval has been obtained only if an appropriate certification of eligibility with respect to such shares, as described above, is provided.

If you are a bank, broker or other nominee who holds common shares for a beneficial owner of common shares, you should look through to the person who has the power “to exercise or direct the exercise of the vote” with respect to common shares at the Special Meeting in determining whether such shares acquired during the Restricted Period are Interested Shares.

Under Ohio law, all shares, including the first $250,000 worth of such shares, acquired during the Restricted Period for an aggregate purchase price of more than $250,000 will be considered Interested Shares.

Furthermore, shares that are considered Interested Shares because they were purchased during the Restricted Period as part of an aggregate purchase of $250,000 or more of shares will remain Interested Shares if owned by such purchaser as of the Record Date even if the purchaser of such shares at some point during that period disposes of some of such shares. For example, in the case of a person who buys $1,000,000 worth of shares during the

Restricted Period, then sells $800,000 worth of common shares during that period, all of such person’s shares acquired during that period and still owned as of the Record Date are Interested Shares.

The Ohio Control Share Acquisition Statute requires that shares acquired by persons acting in concert be aggregated for the purpose of calculating the $250,000 threshold for determination of Interested Share status. In the event that shares are entitled to be voted by more than one person, or two or more persons share voting power, all of such shares will be considered to be owned by each such person for purposes of determining whether such shares are Interested Shares.

If you are a broker or bank, do not certify the eligibility of shares without receiving the Certification from your client or customer. Only the beneficial owner can certify the shares are Interested Shares as represented by the Proxy Card.

September 8, 2008.